Document and Entity Information	12 Months Ended
Dec. 31, 2009
Document and Entity Information [Abstract]
Entity Registrant Name	Cooper Industries plc
Entity Central Index Key	0001141982
Document Type	8-K
Document Period End Date	2009-12-31
Amendment Flag	false

Consolidated Income Statements (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Consolidated Income Statements [Abstract]
Revenues	$ 5,069.6	$ 6,521.3	$ 5,903.1
Cost of sales	3,483.8	4,396.7	3,970
Selling and administrative expenses	1,011.8	1,194.6	1,089
Restructuring and asset impairment charges	29.9	52.4	0
Operating earnings	544.1	877.6	844.1
Income from Belden agreement	0	0	33.1
Interest expense, net	61.4	70.4	51
Income from continuing operations before income taxes	482.7	807.2	826.2
Income taxes expense	69.1	191.6	133.9
Income from continuing operations	413.6	615.6	692.3
Income related to discontinued operations, net of income taxes	25.5	16.6	0
Net income	$ 439.1	$ 632.2	$ 692.3
Basic:
Income from continuing operations	$ 2.47	$ 3.54	$ 3.8
Income from discontinued operations	$ 0.15	$ 0.1	$ 0
Net income	$ 2.62	$ 3.64	$ 3.8
Diluted:
Income from continuing operations	$ 2.46	$ 3.51	$ 3.73
Income from discontinued operations	$ 0.15	$ 0.09	$ 0
Net income	$ 2.61	$ 3.6	$ 3.73
Cash dividends declared per common share	$ 1	$ 1	$ 0.84

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2009	Dec. 31, 2008
ASSETS
Cash and cash equivalents	$ 381.6	$ 258.8
Investments	0	21.9
Receivables, less allowances	797.7	1,011.4
Inventories	483.9	641.8
Current discontinued operations receivable	12.7	17.5
Deferred income taxes and other current assets	225.7	246.5
Total current assets	1,901.6	2,197.9
Property, plant and equipment, less accumulated depreciation	731.7	728.2
Goodwill	2,643.2	2,567.3
Long-term discontinued operations receivable	166.6	174.8
Deferred income taxes and other noncurrent assets	541.3	496.7
Total assets	5,984.4	6,164.9
LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt	9.4	25.6
Accounts payable	384.4	492.5
Accrued liabilities	515.2	618.7
Current discontinued operations liability	43.4	50.4
Current maturities of long-term debt	2.3	275
Total current liabilities	954.7	1,462.2
Long-term debt	922.7	932.5
Long-term discontinued operations liability	741.1	764.7
Other long-term liabilities	402.6	398.1
Total liabilities	3,021.1	3,557.5
Common stock, $.01 par value	1.7	1.7
Retained earnings	3,254.1	2,935.4
Treasury stock	(12.5)	0
Accumulated other nonowner changes in equity	(280)	(329.7)
Total shareholders' equity	2,963.3	2,607.4
Total liabilities and shareholders' equity	$ 5,984.4	$ 6,164.9

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2009	Dec. 31, 2008
LIABILITIES AND SHAREHOLDERS' EQUITY
Common stock, par value	$ 0.01	$ 0.01

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2007
Cash flows from operating activities:
Net income	$ 439.1		$ 632.2		$ 692.3
Adjust: Income related to discontinued operations	(25.5)		(16.6)		0
Income from continuing operations	413.6		615.6		692.3
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	145.6		143.1		118.2
Deferred income taxes	8.1		26		12.4
Excess tax benefits from stock options and awards	(2.7)		(10.2)		(25.8)
Restructuring and asset impairment charges	29.9		52.4		0
Changes in assets and liabilities:
Receivables	244.5	[1]	22.7	[1]	(66.1)	[1]
Inventories	175	[1]	16.6	[1]	27.3	[1]
Accounts payable and accrued liabilities	(211.7)	[1]	(80.4)	[1]	56.9	[1]
Discontinued operations assets and liabilities, net	24	[1]	139.7	[1]	(20.5)	[1]
Other assets and liabilities, net	(74.4)	[1]	(29.1)	[1]	0.6	[1]
Net cash provided by operating activities	751.9		896.4		795.3
Cash flows from investing activities:
Short-term investments	22.9		65.7		(93.7)
Cash restricted for business acquisition	0		290.1		(290.1)
Capital expenditures	(126.7)		(137)		(115.5)
Cash paid for acquired businesses	(61.4)		(297)		(336.1)
Proceeds from sales of property, plant and equipment and other	7.4		1.8		1.8
Net cash used in investing activities	(157.8)		(76.4)		(833.6)
Cash flows from financing activities:
Proceeds from issuances of debt	0		297.6		547.3
Debt issuance costs	(1.8)		(0.6)		(2.7)
Proceeds from debt derivatives	0		0.5		10
Repayments of debt	(299.6)		(397.2)		(303.3)
Dividends	(167.4)		(170.3)		(154.3)
Purchases of common shares	(26)		(517.2)		(343.9)
Purchases of treasury shares	(12.5)		0		0
Excess tax benefits from stock options and awards	2.7		10.2		25.8
Proceeds from exercise of stock options and other	20.1		17.1		68.3
Net cash used in financing activities	(484.5)		(759.9)		(152.8)
Effect of exchange rate changes on cash and cash equivalents	13.2		(34.1)		0.4
Increase (decrease) in cash and cash equivalents	122.8		26		(190.7)
Cash and cash equivalents, beginning of year	258.8		232.8		423.5
Cash and cash equivalents, end of year	$ 381.6		$ 258.8		$ 232.8

[1]	Net of the effects of acquisitions and translation.

Consolidated Statements of Shareholders Equity (USD $) In Millions	Common Stock	Capital In Excess of Par Value	Retained Earnings	Treasury Stock	Accumulated Other Nonowner Changes in Equity	Total
Beginning Balance at Dec. 31, 2006	$ 0.9	$ 278.4	$ 2,324.4	$ 0	$ (128.4)	$ 2,475.3
Net income			692.3			692.3
Adoption of accounting for uncertain tax positions			(27.2)			(27.2)
Pension and post retirement benefits					9.7	9.7
Translation adjustment					20.3	20.3
Change in fair value of derivatives					17.7	17.7
Net income and other nonowner changes in equity						712.8
Common stock dividends			(154.4)			(154.4)
Stock-based compensation		38.8				38.8
Purchases of common shares		(343.9)				(343.9)
Stock issued under employee stock plans		111.5				111.5
Stock split	0.9	(0.9)
Other activity		1.8				1.8
Ending Balance at Dec. 31, 2007	1.8	85.7	2,835.1	0	(80.7)	2,841.9
Net income			632.2			632.2
Pension and post retirement benefits					(88.6)	(88.6)
Translation adjustment					(136)	(136)
Change in fair value of derivatives					(24.4)	(24.4)
Net income and other nonowner changes in equity						383.2
Common stock dividends			(174.7)			(174.7)
Stock-based compensation		22.7				22.7
Purchases of common shares	(0.1)	(159.9)	(357.2)			(517.2)
Stock issued under employee stock plans		49.6				49.6
Other activity		1.9				1.9
Ending Balance at Dec. 31, 2008	1.7	0	2,935.4	0	(329.7)	2,607.4
Net income			439.1			439.1
Pension and post retirement benefits					(11.8)	(11.8)
Translation adjustment					50.3	50.3
Change in fair value of derivatives					11.2	11.2
Net income and other nonowner changes in equity						488.8
Common stock dividends			(167.1)			(167.1)
Stock-based compensation			26.3			26.3
Purchases of common shares			(26)			(26)
Purchases of treasury shares				(12.5)		(12.5)
Stock issued under employee stock plans			38.8			38.8
Other activity			7.6			7.6
Ending Balance at Dec. 31, 2009	$ 1.7	$ 0	$ 3,254.1	$ (12.5)	$ (280)	$ 2,963.3

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation: The consolidated financial statements of Cooper Industries plc (formerly Cooper Industries, Ltd.), an Irish company (“Cooper”), have been prepared in accordance with generally accepted accounting principles in the United States.
     In June 2009, our Board of Directors approved moving Cooper’s place of incorporation from Bermuda to Ireland. This move is part of a reorganization that created a newly formed Irish company, Cooper Industries plc. We completed the first step in this reorganization by establishing our tax residency in Ireland in December 2008. At a Special Shareholders’ Meeting on August 31, 2009, shareholders voted in favor of completing the reorganization pursuant to which all Cooper Industries, Ltd. Class A common shares held by public shareholders would be cancelled and all holders of such shares would receive ordinary shares of Cooper Industries plc on a one-for-one basis. The reorganization transaction was completed on September 8, 2009, following approval from the Supreme Court of Bermuda, at which time Cooper Industries plc replaced Cooper Industries, Ltd. as the ultimate parent company. Shares of the Irish company, Cooper Industries plc, began trading on the New York Stock Exchange on September 9, 2009 under the symbol CBE, the same symbol under which Cooper Industries, Ltd. shares were previously traded. This transaction was accounted for as a merger between entities under common control; accordingly, the historical financial statements of Cooper Industries, Ltd. for periods prior to this transaction are considered to be the historical financial statements of Cooper Industries plc. No changes in assets or liabilities resulted from this transaction, other than Cooper Industries plc has provided a guarantee of amounts due under certain borrowing arrangements as described in Notes 9 and 20. See Note 10 for a discussion of the capital structure of Cooper Industries plc.
Principles of Consolidation: The consolidated financial statements include the accounts of Cooper and its majority-owned subsidiaries or affiliated companies where Cooper has the ability to control the entity through voting or similar rights. All intercompany transactions have been eliminated. The results of companies acquired or disposed of are included in the financial statements from the effective date of acquisition or up to the date of disposal.
Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These financial statements were issued on February 19, 2010 and subsequent events have been evaluated through that date.
Cash Equivalents: For purposes of the consolidated statements of cash flows, Cooper considers all investments purchased with original maturities of three months or less to be cash equivalents.
Restricted Cash: For purposes of the 2007 and 2008 statement of cash flows, Cooper recorded cash held at December 31, 2007 in an account for the irrevocable tender offer to purchase all outstanding shares of MTL Instruments Group plc, a publicly-traded company based in the United Kingdom, as restricted cash until consummation of the transaction in 2008.
Accounts Receivable: Cooper provides an allowance for doubtful trade accounts receivable, determined under the specific identification method. The allowance was  $14.8 million and  $12.7 million at December 31, 2009 and 2008, respectively.
Inventories: Inventories are carried at cost or, if lower, net realizable value. On the basis of current costs, 48% and 51% of inventories at December 31, 2009 and 2008, respectively, were carried on the last-in, first-out (LIFO) method. The remaining inventories are carried on the first-in, first-out (FIFO) method. Allowances for excess and obsolete inventory are provided based on current assessments about future demands, market conditions and related management initiatives. If market conditions are less favorable than those projected by management, additional inventory allowances may be required. The allowance for excess and obsolete inventory was  $83.7 million at December 31, 2009 and  $77.0 million at December 31, 2008.
Property, Plant and Equipment: Property, plant and equipment are stated at cost. Depreciation is provided using primarily the straight-line method over the estimated useful lives of the related assets, which in general have the following lives: buildings — 10 to 40 years; machinery and equipment — 3 to 18 years; computer hardware and software — 1 to 12 years; and tooling, dies, patterns and other — 3 to 10 years.
Business Combinations: Cooper makes an allocation of the purchase price based on its estimate of the fair value of the assets acquired, including identified intangible assets, and liabilities assumed as of the date of acquisition. Cooper allocates any excess purchase price over the fair value of the net tangible and intangible assets acquired to goodwill.
Goodwill: Goodwill is subject to an annual impairment test and Cooper has designated January 1 as the date of this test. Cooper has identified eight reporting units, consisting of three units in the Energy and Safety Solutions reportable operating segment, four units in the Electrical Products Group reportable operating segment and the Tools reportable operating segment, for which goodwill is tested for impairment. If an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value, an interim impairment test would be performed between annual tests. Goodwill impairment is evaluated using a two-step process.
     The first step of the goodwill impairment test compares the fair value of a reporting unit with its carrying value. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test shall be performed. The second step compares the implied fair value of the reporting unit’s goodwill to the carrying amount of its goodwill to measure the amount of impairment loss. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination (e.g., the fair value of the reporting unit is allocated to all of the assets and liabilities, including any unrecognized intangible assets, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the purchase price paid to acquire the reporting unit).
Intangible Assets: Intangible assets are stated at cost. Certain intangible assets are amortized over the estimated useful lives of the related assets using primarily the straight-line method. Intangible assets subject to amortization primarily include, with related estimated useful lives: customer relationships — 3 to 30 years; technology — 5 to 20 years; and trademarks — 15 to 40 years. Certain trademarks with an indefinite useful life are not amortized and are instead tested for impairment on an annual basis.
Income Taxes: Cooper uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based upon differences between the book basis of assets and liabilities and their respective tax basis as measured by the enacted tax rates that Cooper expects will be in effect when these differences reverse. In addition to estimating the future applicable tax rates, Cooper must also make certain assumptions regarding whether tax differences are permanent or temporary and whether taxable operating income in future periods will be sufficient to fully recognize any gross deferred tax assets. Cooper has established valuation allowances when it is more likely than not that some portion or all of the deferred tax assets will not be realized.
Foreign Currency Translation: Financial statements for international subsidiaries are translated into U.S. dollars using the exchange rate at each balance sheet date for assets and liabilities and the exchange rates in effect during the respective period for revenues, expenses, gains and losses. Where the local currency is the functional currency, translation adjustments are recorded in accumulated other nonowner changes in equity. Where the U.S. dollar is the functional currency, translation adjustments are recorded in income.
Treasury Stock: Treasury stock is carried at cost.
Revenue Recognition: Cooper recognizes revenues when products are shipped. Accruals for sales returns and other allowances are provided at the time of shipment based upon past experience. If actual future returns and allowances differ from past experience, additional allowances may be required. The accrual for sales returns and other allowances reported net in receivables was  $77.9 million and  $89.8 million at December 31, 2009 and 2008, respectively. Shipping and handling costs of  $121.0 million,  $181.9 million and  $174.3 million in 2009, 2008 and 2007, respectively, are reported as a reduction of revenues in the consolidated income statements.
Customer Incentives: Customer incentives primarily consist of volume discounts and other short-term discount and promotion programs. Cooper recognizes these incentives as a reduction in reported revenues at the time of the qualifying sale based on our estimate of the ultimate incentive amount to be earned using historical experience and known trends. If actual customer incentives differ from our estimates, additional accruals may be required. The accrual for customer incentives reported in accrued liabilities was  $70.2 million and  $108.9 million at December 31, 2009 and 2008, respectively.
Research and Development Expenditures: Research and development expenditures are charged to earnings as incurred. Research and development expenses were  $141.1 million,  $141.8 million and  $105.7 million in 2009, 2008 and 2007, respectively.
Stock Based Compensation: Cooper recognizes stock-based compensation expense based on the fair value of the award at the grant date with expense recognized over the service period, which is usually the vesting period. Cooper uses the Black-Scholes-Merton formula to estimate the value of stock options granted to employees, as well as the straight-line recognition method for awards subject to graded vesting. The fair value of restricted stock and performance-based awards granted are measured at the market price on the grant date. Cooper recognizes an estimate for forfeitures of awards of stock options, performance-based shares and restricted stock units. These estimates are adjusted as actual forfeitures differ from the estimate.
Impact of New Accounting Standards: In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 168 — The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162. SFAS No. 168 made the FASB Accounting Standards Codification (“ASC” or the “Codification”) the single source of U.S. GAAP used by nongovernmental entities in the preparation of financial statements, except for rules and interpretive releases of the SEC under authority of federal securities laws, which are sources of authoritative accounting guidance for SEC registrants. The Codification was developed to organize GAAP pronouncements by accounting topics within a consistent structure so that users can more easily access authoritative accounting guidance; its purpose is not to create new accounting and reporting guidance. The Codification was effective July 1, 2009. All accounting references have therefore been updated and SFAS references have been replaced with ASC references.
     In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) as codified in ASC Topic 740, Income Taxes. This Interpretation clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC Topic 740. This Interpretation prescribes a more-likely-than not recognition threshold that a tax position will be sustained upon examination and a measurement attribute for the financial statement recognition of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Cooper adopted the provisions of the Interpretation on January 1, 2007. As a result of the implementation of the Interpretation, Cooper recognized a  $27.2 million increase in the liability for unrecognized tax benefits, which was accounted for as a reduction of the January 1, 2007 beginning retained earnings balance.
     ASC Topic 820, Fair Value Measurements and Disclosures, was revised to provide enhanced guidance for using fair value to measure assets and liabilities. ASC Topic 820 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing assets or liabilities and establishes a hierarchy that prioritizes the information used to develop those assumptions. ASC Topic 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. On February 12, 2008, the FASB delayed the effective date of ASC Topic 820 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Cooper implemented the provisions of ASC Topic 820 as of January 1, 2008 for those assets and liabilities not subject to the deferral described above. The implementation of ASC Topic 820 as of January 1, 2009 for assets and liabilities previously subject to the deferral described above did not have a material impact on Cooper’s results of operations, financial position or cash flows. See Note 17 of the Notes to the Consolidated Financial Statements.
     Effective prospectively for business combinations completed on or after January 1, 2009, ASC Topic 805, Business Combinations, was revised to provide enhanced guidance related to the measurement of identifiable assets acquired, liabilities assumed and disclosure of information related to business combinations. This guidance, together with the International Accounting Standards Board’s (“IASB”) IFRS 3, Business Combinations, completed a joint effort by the FASB and IASB to improve financial reporting about business combinations and promotes the international convergence of accounting standards. Cooper implemented the revised guidance prospectively for business combinations completed on or after January 1, 2009. Cooper recognizes acquisition-related costs in the period in which such costs are incurred as required by the guidance.
     Effective January 1, 2009, ASC Topic 810, Consolidation, was revised to provide enhanced guidance related to the disclosure of information regarding noncontrolling interests in a subsidiary. This guidance, together with the IASB’s IAS 27, Consolidated and Separate Financial Statements, concluded a joint effort by the FASB and IASB to improve the accounting for and reporting of noncontrolling interests in consolidated financial statements and promotes international convergence of accounting standards. Cooper did not apply the disclosure provisions of ASC Topic 810 regarding noncontrolling interests in a subsidiary as the information is immaterial to the consolidated financial statements.
     Effective January 1, 2009, the disclosure provisions of ASC Topic 815, Derivatives and Hedging, were revised to provide greater transparency about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Topic 815, and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. Cooper implemented the revised guidance as of January 1, 2009 and has provided the additional disclosures required. See Note 17 of the Notes to the Consolidated Financial Statements.
     Effective for fiscal years ending after December 15, 2009, ASC Topic 715, Compensation — Retirement Benefits, was revised to require additional disclosures about assets held in an employer’s defined benefit pension or other postretirement plan, primarily related to categories and fair value measurements of plan assets. Cooper implemented the revised guidance for its 2009 year end and has provided the additional disclosures related to Cooper’s pension assets. See Note 14 of the Notes to the Consolidated Financial Statements.

Restructuring and Asset Impairment	12 Months Ended
Dec. 31, 2009
Restructuring and Asset Impairment [Abstract]
RESTRUCTURING AND ASSET IMPAIRMENT
NOTE 2: RESTRUCTURING AND ASSET IMPAIRMENT
     In the second quarter of 2008, Cooper recorded a  $7.6 million restructuring charge for severance costs for downsizing a Tools segment international facility. This facility downsizing and related cash payments were substantially completed in 2008.
     During the fourth quarter of 2008, Cooper committed to employment reductions to appropriately size Cooper’s workforce to current and anticipated market conditions and to downsize a domestic Tools segment manufacturing operation. Cooper recorded a  $35.7 million charge in the fourth quarter of 2008 related to these actions,  $15.2 million of which relates to the Energy and Safety Solutions segment,  $10.3 million relates to the Electrical Products Group segment and  $10.2 million relates to the Tools segment. A total of 1,314 hourly and 930 salaried positions were eliminated as a result of the fourth quarter 2008 restructuring actions to reduce Cooper’s workforce.
     During 2009, Cooper committed to additional employment reductions and certain facility closures as a result of management’s ongoing assessment of its hourly and salary workforce and its required production capacity in consideration of current and anticipated market conditions and demand levels. Cooper recorded charges of  $28.7 million in 2009 related to these actions,  $8.1 million of which relates to the Energy and Safety Solutions segment,  $10.4 million relates to the Electrical Products Group segment and  $8.6 million relates to the Tools segment. The remaining  $1.6 million relates to reductions in Cooper’s corporate staff. A total of 1,088 hourly and 772 salaried positions are being eliminated as a result of the 2009 restructuring actions to reduce Cooper’s workforce.
     The following table reflects activity in the accrued liability related to the restructuring actions.

			Contract
	Involuntary Employee		Termination
	Termination Benefits		and Other
	Headcount	Dollars	Exit Costs
		( $ in millions)

2008 fourth quarter restructuring actions	2,244	$33.7	$2.0
Headcount reductions or costs incurred	(1,358)	(5.7)	(0.3)

Balance at December 31, 2008	886	$28.0	$1.7

2009 restructuring actions	1,860	$24.8	$3.9
Headcount reductions or costs incurred	(2,478)	(47.7)	(4.6)

Balance at December 31, 2009	268	$5.1	$1.0

     The workforce reductions, contract termination and other exit costs and the related cash payments associated with the accrual balances at December 31, 2009 will be substantially completed in the first half of 2010. As part of the restructuring actions, Cooper has approved the closure of ten factories and warehouses, eight of which have been completed at the end of the 2009. Cooper recorded non-cash impairment charges of  $1.2 million related to these actions. The two remaining factory closures are expected to be substantially completed in the first half of 2010. Cooper expects to incur incremental restructuring charges in the range of approximately  $13 to  $17 million associated with the completion of planned restructuring activities as the actions are completed in 2010.
     In the fourth quarter of 2008, Cooper also recorded a non-cash impairment charge of  $9.1 million related to an investment in a previously unconsolidated international joint venture in the Electrical Products Group segment. In December 2008, Cooper acquired a majority interest in the international joint venture and consolidated the joint venture’s net assets of  $4.6 million at such time.

Acquisitions	12 Months Ended
Dec. 31, 2009
Acquisitions [Abstract]
ACQUISITIONS
NOTE 3: ACQUISITIONS
     Cooper completed nine acquisitions during 2009 and 2008. These acquisitions were selected because of their strategic fit with existing Cooper businesses or were new strategic lines that were complementary to Cooper’s operations.
     In 2009, Cooper completed five acquisitions, two in the Energy and Safety solutions segment and three in the Electrical Products Group segment, and acquired certain intellectual property rights in the Energy and Safety Solutions segment. Approximately 80% of the revenues of these businesses are generated in the United States. The acquisition date fair value of the total consideration for the 2009 acquisitions was approximately  $61.3 million. The acquisitions resulted in the recognition of preliminary estimated aggregate goodwill of  $29.5 million, with approximately 54% not expected to be deductible for tax purposes. The transactions consummated during 2009 resulted in the preliminary recognition of  $29.3 million in other intangible assets consisting primarily of customer relationships, technology and trademarks. All of the other intangibles are finite-lived intangible assets that are preliminarily expected to be amortized over periods of 5 to 40 years with a weighted average amortization period of approximately 12 years.
     In 2008, Cooper completed four acquisitions with approximately two-thirds of the revenues of these businesses being generated outside of the United States. Cooper finalized the allocation of the purchase price for the 2008 acquisitions during 2009 increasing goodwill and other intangibles by approximately  $2.9 million each.
     In February 2008, Cooper completed the acquisition of MTL Instruments Group plc (“MTL”). MTL is a leader in the development and supply of electronic instrumentation and protection equipment for use in hazardous environments. The total purchase price, including assumed debt, was approximately  $325 million. The MTL acquisition resulted in the recognition of goodwill of  $198.8 million, primarily related to the future earnings and cash flow potential from MTL’s worldwide customer base. The MTL acquisition is included in the Energy and Safety Solutions segment.
     Cooper acquired three additional companies during 2008 for total consideration of  $28.6 million. The majority of the operations of these acquired businesses are related to the Energy and Safety Solutions segment. In December 2008, Cooper also acquired an additional 20% interest in a previously unconsolidated 50% owned international joint venture for total consideration of  $0.5 million and began consolidating this entity at such time. In 2009, Cooper obtained full ownership of this entity.
     Total cash consideration paid for acquisitions during 2009 was  $54.2 million, net of cash acquired. Cooper also paid approximately  $7.2 million in 2009 for prior acquisitions primarily related to previously deferred payments and working capital settlements. The results of operations of acquisitions are included in the consolidated income statement since the respective acquisition dates. Pro-forma income from continuing operations and diluted earnings per share for 2009 and 2008, assuming the acquisitions had occurred at the beginning of the period, would not be materially different from reported results.

Inventories	12 Months Ended
Dec. 31, 2009
Inventories [Abstract]
INVENTORIES
NOTE 4: INVENTORIES

	December 31,
	2009	2008
	(in millions)
Raw materials	$186.2	$239.3
Work-in-process	150.3	163.2
Finished goods	316.7	405.0
Perishable tooling and supplies	12.9	13.9

	666.1	821.4
Allowance for excess and obsolete inventory	(83.7)	(77.0)
Excess of current standard costs over LIFO costs	(98.5)	(102.6)

Net inventories	$483.9	$641.8

     As a result of the reduction in inventories during 2009, Cooper recognized an  $18.8 million reduction to cost of sales related to decrements in LIFO inventories. In addition, Cooper recognized a  $14.5 million increase to cost of sales in 2009 related to increases in excess and obsolete inventory allowances and other inventory valuation adjustments.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2009
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
NOTE 5: PROPERTY, PLANT AND EQUIPMENT

	December 31,
	2009	2008
	(in millions)
Land and land improvements	$68.7	$71.6
Buildings	568.7	545.9
Machinery and equipment	940.3	920.7
Computer hardware and software	273.0	357.4
Tooling, dies and patterns	318.3	299.3
All other	88.4	90.4
Construction in progress	65.2	59.8

	2,322.6	2,345.1
Accumulated depreciation	(1,590.9)	(1,616.9)

	$731.7	$728.2

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2009
Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
NOTE 6: GOODWILL AND OTHER INTANGIBLE ASSETS
Changes in the carrying amount of goodwill by segment were as follows:

	Energy and	Electrical
	Safety	Products
	Solutions	Group	Tools	Total
	(in millions)
Balance December 31, 2007	$1,088.8	$1,144.3	$307.2	$2,540.3
Additions to goodwill	220.6	(17.6)	0.4	203.4
Translation adjustments	(162.9)	(7.3)	(6.2)	(176.4)

Balance December 31, 2008	1,146.5	1,119.4	301.4	2,567.3
Additions to goodwill	17.4	15.0	—	32.4
Translation adjustments	47.3	(7.3)	3.5	43.5

Balance December 31, 2009	$1,211.2	$1,127.1	$304.9	$2,643.2

     Cooper completed its annual impairment tests for each reporting unit’s goodwill. The results of step one of the goodwill impairment tests did not require the completion of step two of the test for any reporting unit.
     The gross carrying value of other intangible assets was  $367.1 million and  $325.6 million at December 31, 2009 and 2008, respectively. Accumulated amortization of other intangible assets was  $59.6 million and  $41.9 million at December 31, 2009 and 2008, respectively. Amortization expense of other intangible assets was  $17.9 million in 2009,  $17.1 million in 2008, and  $9.1 million in 2007. Annual amortization expense, exclusive of businesses that may be acquired in 2010, is expected to be  $18.8 million in 2010,  $18.2 million in 2011,  $17.9 million in 2012,  $17.8 million in 2013 and  $17.7 million in 2014.
     Certain trademarks with a gross carrying value of approximately  $52 million and  $57 million at December 31, 2009 and 2008, respectively, are considered indefinite-lived intangibles and not subject to amortization. Cooper completed its annual impairment test for indefinite-lived intangible assets resulting in no impairment.

Accrued Liabilities	12 Months Ended
Dec. 31, 2009
Accrued Liabilities [Abstract]
ACCRUED LIABILITIES
NOTE 7: ACCRUED LIABILITIES

	December 31,
	2009	2008
	(in millions)
Salaries, wages and employee benefit plans	$216.7	$226.3
Commissions and customer incentives	96.6	141.3
Product and environmental liability accruals	37.0	37.6
Restructuring liability accruals	6.1	29.7
Other (individual items less than 5% of total current liabilities)	158.8	183.8

	$515.2	$618.7

     At December 31, 2009, Cooper had accruals of  $22.3 million with respect to potential product liability claims and  $27.1 million with respect to potential environmental liabilities, including  $12.4 million classified as a long-term liability, based on Cooper’s current estimate of the most likely amount of losses that it believes will be incurred.
     The product liability accrual consists of  $9.0 million of known claims with respect to ongoing operations,  $1.6 million of known claims for previously divested operations and  $11.7 million, which represents an estimate of claims that have been incurred but not yet reported. While Cooper is generally self-insured with respect to product liability claims, Cooper has insurance coverage for individual claims above  $5 million.
     Environmental remediation costs are accrued based on estimates of known environmental remediation exposures. Such accruals are adjusted as information develops or circumstances change. The environmental liability accrual includes  $3.7 million related to sites owned by Cooper and  $23.4 million for retained environmental liabilities related to sites previously owned by Cooper and third-party sites where Cooper was a potentially responsible party. Third-party sites usually involve multiple contributors where Cooper’s liability will be determined based on an estimate of Cooper’s proportionate responsibility for the total cleanup. The amount actually accrued for such sites is based on these estimates as well as an assessment of the financial capacity of the other potentially responsible parties.
     Cooper has not utilized any form of discounting in establishing its product or environmental liability accruals. While both product liability and environmental liability accruals involve estimates that can change over time, Cooper has taken a proactive approach and has managed the costs in both of these areas over the years. Cooper does not believe that the nature of its products, its production processes, or the materials or other factors involved in the manufacturing process subject Cooper to unusual risks or exposures for product or environmental liability. Cooper’s greatest exposure to inaccuracy in its estimates is with respect to the constantly changing definitions of what constitutes an environmental liability or an acceptable level of cleanup.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2009
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 8: COMMITMENTS AND CONTINGENCIES
     Cooper and its subsidiaries are defendants or otherwise involved in a number of lawsuits in the ordinary course of business. We estimate the range of our liability related to pending litigation when we believe the amount and range of loss can be estimated. We record our best estimate of a loss when the loss is considered probable. When a liability is probable and there is a range of estimated loss with no best estimate in the range, we record the minimum estimated liability related to the lawsuits or claims. As additional information becomes available, we assess the potential liability related to our pending litigation and claims and revise our estimates. Due to uncertainties related to the resolution of lawsuits and claims, the ultimate outcome may differ from our estimates. In the opinion of management and based on liability accruals provided, our ultimate exposure with respect to these pending lawsuits and claims is not expected to have a material adverse effect on our consolidated financial position or cash flows, although they could have a material adverse effect on our results of operations for a particular reporting period.
     The U.S. Federal Government has enacted legislation intended to deny certain federal funding and government contracts to U.S. companies that reincorporate outside the United States, including Section 745 of the Consolidated Appropriations Act, 2008 (Public Law 110-161), Section 724(c) of the Transportation, Treasury, Housing and Urban Development, the Judiciary, and Independent Agencies Appropriations Act, 2006 (Public Law 109-115), and 6 U.S.C. 395(b) of The Homeland Security Act. Cooper has self-reported to the Department of Defense certain transactions aggregating approximately  $8 million with U.S. government entities which may be subject to the legislation. At the time of this filing, it is too early to determine whether any fines or penalties may be assessed against Cooper.
     Cooper has entered into various operating lease agreements, primarily for manufacturing, warehouse and sales office facilities and equipment. Generally, the leases include renewal provisions and rental payments may be adjusted for increases in taxes, insurance and maintenance related to the property. Rent expense for all operating leases was  $42.9 million,  $42.2 million and  $36.4 million during 2009, 2008 and 2007, respectively. At December 31, 2009, minimum annual rental commitments under noncancellable operating leases that have an initial or remaining lease term in excess of one year were  $26.6 million in 2010,  $22.1 million in 2011,  $14.6 million in 2012,  $9.9 million in 2013,  $6.4 million in 2014 and  $22.9 million thereafter.
     Cooper has purchase obligations of approximately  $262 million related to commitments to purchase certain goods and services in 2010.

Debt	12 Months Ended
Dec. 31, 2009
Debt [Abstract]
DEBT
NOTE 9: DEBT

	December 31,
	2009	2008
	(in millions)
5.50% senior unsecured notes, due November 2009	$—	$275.0
5.25% senior unsecured notes, due November 2012	325.0	325.0
5.45% senior unsecured notes, due April 2015	300.0	300.0
6.10% senior unsecured notes, due July 2017	300.0	300.0
6.91% second series medium-term notes, due through 2010	2.3	2.3
Other (includes issuance discount)	(2.3)	5.2

Total long-term debt	925.0	1,207.5
Current maturities	(2.3)	(275.0)

Long-term portion	$922.7	$932.5

     On August 14, 2009, Cooper entered into a credit agreement that provides a  $350 million three-year committed bank credit facility that replaced Cooper’s previous  $500 million credit facility that was to mature in November 2009. The agreement for the credit facility requires that Cooper maintain certain financial ratios, including a prescribed limit on debt as a percentage of total capitalization and minimum earnings before interest, income taxes, depreciation and amortization to interest ratio. Retained earnings are unrestricted as to the payment of dividends, except to the extent that payment would cause a violation of the prescribed limit on the debt-to-total capitalization ratio. The credit agreement is not subject to termination based upon a decrease in Cooper’s debt ratings or a material adverse change.
     There were no commercial paper borrowings outstanding at December 31, 2009 or 2008. On November 2, 2009, Cooper repaid the  $275 million 5.50% senior unsecured notes at maturity. Cooper’s senior unsecured notes, credit facility and any commercial paper amounts outstanding are guaranteed by Cooper and certain of its principal operating subsidiaries.
     On March 27, 2008, Cooper’s wholly-owned subsidiary, Cooper US, Inc. issued  $300 million of 5.45% fixed rate senior unsecured notes due in 2015. Proceeds from the financing were used to repay commercial paper outstanding at that time. Combined with the debt issuance discount, underwriting commissions and interest rate hedges implemented in anticipation of the offering, the notes have an effective annual cost to Cooper of 5.56%.
     On June 18, 2007, Cooper’s wholly-owned subsidiary, Cooper US, Inc. issued  $300 million of 6.10% fixed rate senior unsecured notes due in 2017. Proceeds from the financing were used to repay  $300 million of maturing 5.25% senior unsecured notes. Combined with interest rate hedges implemented in anticipation of the offering, the notes have an effective annual cost to Cooper of 5.75%.
     On November 8, 2005, Cooper’s wholly-owned subsidiary, Cooper US, Inc., issued  $325 million of 5.25% fixed rate senior unsecured notes that mature on November 15, 2012. Proceeds of the notes were swapped to €272.6 million with cross-currency interest-rate swaps, effectively converting the seven-year U.S. notes to seven-year Euro notes with an annual interest rate of 3.55% (see Note 17). The proceeds of €272.6 million partially funded repayment of the 6.25% Euro bonds that matured in October 2005.
     Maturities of long-term debt for the five years subsequent to December 31, 2009 are  $2.3 million in 2010, insignificant in 2011,  $325 million in 2012, insignificant in 2013, none in 2014 and  $600 million thereafter. The future net minimum lease payments under capital leases are not significant. Total interest paid during 2009, 2008 and 2007 was  $68.6 million,  $70.8 million and  $58.1 million, respectively.

Common and Preferred Stock	12 Months Ended
Dec. 31, 2009
Common and Preferred Stock [Abstract]
COMMON AND PREFERRED STOCK
NOTE 10: COMMON AND PREFERRED STOCK
     As discussed in Note 1, Cooper completed a reorganization transaction on September 8, 2009 whereby all Cooper Industries, Ltd. Class A common shares held by public shareholders were cancelled and all holders of such shares received ordinary shares of Cooper Industries plc on a one-for-one basis. The Class A and Class B common shares of Cooper Industries, Ltd. held by wholly-owned subsidiaries of Cooper Industries, Ltd. did not participate in the exchange transaction and continue to be held by wholly-owned subsidiaries of Cooper Industries, Ltd. On October 19, 2009, the Irish High Court approved the reduction of share premium (similar to additional paid-in-capital) to establish distributable reserves in the statutory balance sheet of Cooper Industries plc. The establishment of distributable reserves was required to enable the Company to pay dividends and repurchase shares in the future. The reorganization transaction and establishment of distributable reserves had no impact on consolidated shareholders’ equity.
     Cooper Industries plc’s authorized share capital is €40,000 and  $7,600,000 consisting of 40,000 ordinary shares with a par value of €1 per share, 750,000,000 common shares, par value of  $.01 per share and 10,000,000 preferred shares, par value  $.01 per share, which preferred shares may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined by action of the Board of Directors. No preferred shares of Cooper Industries plc were outstanding at December 31, 2009.
     Cooper Industries, Ltd’s authorized share capital is  $7,600,000 consisting of 500,000,000 Class A common shares, par value of  $.01 per share, 250,000,000 Class B common shares, par value  $.01 per share and 10,000,000 preferred shares, par value  $.01 per share, which preferred shares may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined by action of the Board of Directors. No preferred shares of Cooper Industries, Ltd. were outstanding at December 31, 2008 or 2007.
     At December 31, 2009, Cooper Industries plc had 167,316,595 common shares,  $.01 par value issued and outstanding compared to Cooper Industries, Ltd.’s 166,908,287 Class A common shares,  $.01 par value (excluding 37,362,915 Class A common shares held by wholly-owned subsidiaries) at December 31, 2008. During 2009, Cooper issued 1,965,708 common shares primarily in connection with employee incentive and benefit plans and Cooper’s dividend reinvestment program. During 2009 and prior to the reorganization transaction described above, Cooper Industries Ltd. and its wholly-owned subsidiaries purchased 1,262,800 Class A common shares of Cooper Industries, Ltd. for  $26.0 million under Cooper’s share repurchase plans. The share purchases are recorded by Cooper’s wholly-owned subsidiaries as an investment in Cooper Industries, Ltd. that is eliminated in consolidation. Subsequent to the reorganization transaction in 2009, Cooper Industries plc purchased 294,600 shares of treasury stock at an average price of  $42.38 per share.
     Cooper Industries, Ltd. had Class A common shares,  $.01 par value issued and outstanding of 166,908,287 and 179,453,923 as of December 31, 2008 and 2007 respectively, (excluding the Class A common shares held by wholly-owned subsidiaries as discussed below of 37,362,915 and 27,195,002 shares at each respective date). Cooper issued Class A common shares totaling 1,864,076 and 4,055,234 during 2008 and 2007 respectively, primarily in connection with employee incentive and benefit plans and Cooper’s dividend reinvestment program. Cooper and its wholly-owned subsidiaries purchased Cooper Industries, Ltd. Class A common shares under Cooper’s share repurchase plan totaling  $517.2 million (14,409,712 shares) during 2008 and  $343.9 million (6,883,353 shares) during 2007. The share purchases are recorded by Cooper’s wholly-owned subsidiaries as an investment in its parent company that is eliminated in consolidation. During 2008, 598,482 Class A common shares held by wholly-owned subsidiaries were issued in connection with employee incentive and benefit plans, leaving 37,362,915 Class A common shares held by wholly-owned subsidiaries at December 31, 2008.
     Certain wholly-owned subsidiaries own Cooper Industries, Ltd. Class A common shares and a wholly-owned subsidiary owns all the issued and outstanding Class B common shares of Cooper Industries, Ltd. During the first quarter of 2009, Cooper Industries, Ltd. repurchased 4.2 million Class B common shares from its wholly-owned subsidiary. The subsidiaries’ investments in the Class A and Class B common shares are accounted for as investments in the parent company that are eliminated in consolidation. The Class B common shares are not entitled to vote, except as to matters for which Bermuda law specifically requires voting rights for otherwise nonvoting shares. Cooper and its wholly-owned subsidiaries have entered into a voting agreement which provides that in those limited circumstances where the Class B common shares have the right to vote, Cooper’s wholly-owned subsidiaries shall vote the Class B common shares and any Class A common shares that may be held by Cooper’s wholly-owned subsidiaries in the same proportion as the holders of Class A common shares. If at any time a dividend was declared or paid on the Class A common shares of Cooper Industries, Ltd., a like dividend was declared and paid on Class B common shares in an equal amount per share.
     On February 12, 2008, Cooper’s Board of Directors authorized the purchase of ten million shares of common stock. On February 9, 2009, Cooper’s Board of Directors increased the share repurchase authorization by ten million shares. As of December 31, 2009, 12,472,035 shares remain available to be repurchased under the authorizations by the Board of Directors. Cooper’s Board has also authorized the repurchase of shares issued from time to time under its equity compensation plans, matched savings plan and dividend reinvestment plan in order to offset the dilution that results from issuing shares under these plans. For 2010, Cooper’s current estimate is that 2.5 million shares would be issued under equity compensation plans. As of the date of this filing in 2010, Cooper had repurchased 589,600 shares in 2010 under these Board of Directors authorizations. Cooper may continue to repurchase shares under these authorizations from time to time during 2010. The decision whether to do so will be dependent on the favorability of market conditions, as well as potential cash requirements for acquisitions and debt repayments.
     Under the terms of the Dividend Reinvestment Plan, any holder of common stock may elect to have cash dividends and up to  $24,000 per year in cash payments invested in common stock without incurring any brokerage commissions or service charges. At December 31, 2009, Cooper had 20,892,405 shares reserved for the Dividend Reinvestment Plan, grants and exercises of stock options, performance-based stock awards, restricted stock awards and other plans.
     The Board of Directors of Cooper Industries, Ltd. adopted a Shareholder Rights Plan that authorized the issuance of one right for each common share outstanding on May 22, 2002. Each Right entitled the holder to buy one one-hundredth of a share of Series A Participating preferred Stock at a purchase price of  $225 per one one-hundredth of a share or, in certain circumstances common shares having a value of twice the purchase price. Each Right became exercisable only in certain circumstances constituting a potential change of control on a basis considered inadequate by the Board of Directors. The Rights were scheduled to expire August 5, 2007.
     On August 3, 2007, Cooper Industries, Ltd. entered into an Amended and Restated Rights Agreement (“the Amended Rights Plan”). The Amended Rights Plan extended the final expiration of the Shareholder Rights Plan to August 1, 2017. In addition, the Amended Rights Plan increased the exercise price of each full Right from  $225 to  $600 (equivalent to  $300 for each one-half of a Right, which was the fraction of a Right that was associated with each Class A common share of Cooper Industries, Ltd. following the two-for-one stock split effective March 2007); eliminated a ten-day window to redeem the Rights after a person has become an “Acquiring Person” (as defined in the Amended Rights Plan); added a provision that allows the Board of Directors to exchange the outstanding and exercisable Rights for additional common shares (or, in certain situations, a number of Series A Participating Preferred Shares) at the rate of one common share per Right, at anytime after a person becomes an “Acquiring Person,” and added a provision clarifying that Cooper is allowed to lower the acquiror ownership threshold at which dilution is triggered to no less than 10% at anytime prior to the time any person becomes an “Acquiring Person.”
     In connection with the Irish reincorporation, Cooper Industries plc and Cooper Industries, Ltd. entered into a Second Amended and Restated Rights Agreement dated as of September 8, 2009 (the “Second Amended Rights Plan”). The Second Amended Rights Plan further amends and restates the Amended Rights Plan. Pursuant to the Second Amended Rights Plan, the preferred share purchase rights associated with the Cooper Industries, Ltd. Class A common shares were replaced with newly issued preferred share purchase rights associated with the Cooper Industries plc common shares. The terms of the Second Amended Rights Plan are substantially similar to that of the Amended Rights Plan.
     On February 15, 2010, Cooper’s Board of Directors increased the annual dividend rate of Cooper’s common stock by  $.08 per share to  $1.08. On February 12, 2008, Cooper’s Board of Directors increased the annual dividend rate of Cooper’s common stock by  $.16 per share to  $1.00. On February 14, 2007, Cooper’s Board of Directors increased the annual dividend rate of Cooper’s common stock by  $.10 per share to  $.84.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2009
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION
NOTE 11: STOCK-BASED COMPENSATION
     Cooper has a share-based compensation plan known as the Amended and Restated Stock Incentive Plan (the “Plan”). The Plan provides for the granting of stock options, performance-based share awards and restricted stock units. The Plan was updated in April 2008 to increase the number of authorized shares available under the Plan by 7 million, to extend the term of the Plan from November 7, 2010 to November 7, 2015 and for certain other matters. The Plan was updated in September 2009 to replace Cooper Industries, Ltd. with Cooper Industries plc in connection with the Reorganization transaction described in Note 1. Since the original Plan’s inception in 1996, the aggregate number of shares authorized under the Plan is 41 million. As of December 31, 2009, 6,012,942 shares were available for future grants under the Plan. Of the total shares available for future grants, 2,820,193 are available for grants of performance-based shares and restricted stock units. Activity for each of these stock-incentive awards is discussed in more detail below. Total compensation expense for all share-based compensation arrangements under the Plan was  $26.3 million,  $23.1 million and  $39.0 million during the years ended December 31, 2009, 2008 and 2007, respectively. The total income tax benefit recognized in the income statement for all share-based compensation arrangements under the Plan was  $9.5 million,  $7.8 million and  $13.6 million during the years ended December 31, 2009, 2008 and 2007, respectively.
Stock Options
     Stock option awards are granted with an exercise price no less than the market price of Cooper’s stock at the date of grant. Stock option awards generally vest over a three-year period with one-third vesting in each successive year so that the option is fully exercisable after three years and generally have seven-year contractual terms (ten-year contractual terms for awards granted 2000-2002). Stock option awards provide that, upon a change in control in Cooper (as defined in the Plan), all options will be cancelled and Cooper will make a cash payment to the employee equal to the difference in the fair market value of Cooper common shares (or the highest price actually paid for the stock in connection with the change in control, if higher) and the option price.
     The fair value of each stock option award is estimated on the date of grant using the Black-Scholes-Merton option valuation model using the assumptions noted in the following table. Expected volatility is based on implied volatilities from traded options on Cooper stock, historical volatility of Cooper stock, and other factors. Cooper believes that the resulting blended volatility represents a more accurate estimate of potential fluctuations in Cooper stock. Cooper uses historical data to estimate employee termination experience. The expected term of options granted is determined based on historical exercise behavior. The risk-free interest rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

	2009	2008	2007

Expected volatility	35.79%	23.75%	19.0%
Expected dividends	3.46%	2.26%	1.8%
Expected term (in years)	4.5	4.5	4.5
Risk-free interest rate	2.0%	2.6%	4.6%
     A summary of option activity under the Plan as of December 31, 2009, and changes during the year then ended is presented below:

			Weighted-
		Weighted-	Average	Aggregate
		Average	Remaining	Intrinsic
		Exercise	Contractual	Value
Options	Shares	Price	Term	(in millions)

Outstanding at January 1, 2009	7,649,340	$37.41
Granted	2,425,725	$28.95
Exercised	(856,940)	$23.80
Forfeited or expired	(455,531)	$40.70

Outstanding at December 31, 2009	8,762,594	$36.23	4.2	$65.4

Vested or expected to vest at December 31, 2009	8,475,645	$36.54	3.3	$61.4

Exercisable at December 31, 2009	4,790,176	$37.00	3.0	$32.4

     The weighted-average grant date fair values of options granted during the years ended December 31, 2009, 2008 and 2007 were  $6.75,  $8.19 and  $9.50, respectively. The total intrinsic value of options exercised during the years ended December 31, 2009, 2008 and 2007 was  $13.2 million,  $12.7 million and  $75.8 million, respectively. Total stock options granted were 2,425,725 shares in 2009, 1,973,850 shares in 2008 and 1,745,700 shares in 2007.
     As of December 31, 2009, total unrecognized compensation expense related to nonvested stock options was  $15.6 million. This expense is expected to be recognized over a weighted-average period of 1.7 years. The total fair value of stock options vested during the years ended December 31, 2009, 2008 and 2007 was  $13.0 million,  $13.1 million and  $12.5 million, respectively.
Performance-Based Shares and Restricted Stock Units
     Under the Plan, Cooper grants certain executives and other key employees performance-based share awards with vesting contingent upon meeting Company-wide performance goals generally over a multi-year performance period. In order to earn the performance shares, participants also are required to remain actively employed by Cooper for the performance period. For performance-based awards granted during 2007 and 2008, performance goals are tied to cumulative compound growth in earnings per share over a defined three-year performance period. Awards under the performance-based component of the Plan are typically arranged in levels, with increasing numbers of shares earned as higher levels of growth are achieved. For performance-based awards granted during 2009, performance goals are tied to achieving a net debt to EBITDA (earnings before interest, taxes, depreciation and amortization) ratio in 2009 with vesting occurring over a three-year period. Under the Plan, Cooper also awards grants of restricted stock units to certain executives and other key employees in order to provide financial incentive to remain in the employ of Cooper, thereby enhancing management continuity. Cooper may also utilize restricted stock units for new executives and other key employees to replace equity compensation forfeited upon resignation from their former employer. Restricted stock units vest pursuant to time-based service conditions.
     The fair value of each performance-based share and restricted stock unit was calculated at the market price on the date of grant. If goal-level assumptions are not met, compensation expense is adjusted and previously recognized compensation expense is reversed. During 2007 and through the third quarter of 2008, performance goals for performance awards granted in 2007 and 2008 were assumed to be achieved at the maximum level. In the fourth quarter of 2008, Cooper revised its assumption to lower the performance goals assumed to be achieved to below the maximum level for these awards. The revised achievement levels assumed for the 2007 and 2008 performance award grants considers the past performance and current expectations of future performance in the respective three year performance period. As a result of lowering the performance goals assumed to be achieved, Cooper adjusted previously recognized stock compensation expense by reducing expense in the fourth quarter of 2008 by  $11.3 million. Performance goals for performance awards granted in 2009 are assumed to be achieved at the maximum level. Upon distribution of performance-based shares, Cooper also pays the recipient cash equal to the aggregate amount of cash dividends that the recipient would have received had they been the owner of record from the date of grant. Dividends on restricted stock units are payable on the dividend payment date or on the date when restrictions lapse, depending upon the specific award. For performance-based share and restricted stock unit awards, upon a change in control in Cooper (as defined in the Plan), all restrictions on those awards will lapse and shares shall be issued as otherwise provided in the Plan.
     A summary of the status of Cooper’s nonvested performance-based shares as of December 31, 2009 and changes during the year then ended is presented below:

		Weighted-Average
		Grant-Date
Nonvested Performance-Based Shares	Shares	Fair Value

Nonvested at January 1, 2009	1,460,400	$43.84
Granted	370,560	$28.89
Vested	(423,440)	$41.49
Forfeited	(66,710)	$42.71

Nonvested at December 31, 2009	1,340,810	$40.48

     The weighted-average grant-date fair value of performance-based shares granted during the years ended December 31, 2009, 2008 and 2007 was  $28.89,  $43.87 and  $46.01, respectively. The total intrinsic value of performance-based shares granted during the years ended December 31, 2009, 2008 and 2007 was  $15.8 million,  $17.5 million and  $29.4 million, respectively. Total performance-based shares vested in 2009 were 423,440 compared to 472,734 performance-based shares that vested in 2008.
     As of December 31, 2009, total unrecognized compensation expense related to nonvested performance-based shares was  $7.1 million. This expense is expected to be recognized over a weighted-average period of 2.0 years. The total fair value of performance-based shares vested during the year ended December 31, 2009 and 2008 was  $17.6 million and  $16.5 million, respectively.
     A summary of the status of Cooper’s nonvested restricted stock units as of December 31, 2009, and changes during the year then ended is presented below:

		Weighted-Average
		Grant-Date
Nonvested Restricted Stock Units	Shares	Fair Value

Nonvested at January 1, 2009	506,100	$42.86
Granted	75,200	$30.53
Vested	(54,574)	$42.68
Forfeited	(48,975)	$43.43

Nonvested at December 31, 2009	477,751	$40.88

     The weighted-average grant-date fair value of restricted stock units granted during the years ended December 31, 2009, 2008 and 2007 was  $30.53,  $41.74 and  $46.78, respectively. Total restricted stock units granted were 75,200 in 2009, 146,650 in 2008 and 282,900 in 2007. The total intrinsic value of restricted stock units granted during the years ended December 31, 2009, 2008 and 2007 was  $3.2 million,  $4.3 million and  $15.0 million, respectively.
     As of December 31, 2009, total unrecognized compensation expense related to nonvested restricted stock unit compensation arrangements was  $8.7 million. This expense is expected to be recognized over a weighted-average period of 2.9 years. The total fair value of restricted stock units vested during the years ended December 31, 2009, 2008 and 2007 was  $2.3 million,  $2.3 million and  $1.9 million, respectively.
     Cash received from stock option exercises during the years ended December 31, 2009, 2008 and 2007 was  $20.1 million,  $17.1 million and  $68.3 million, respectively. The actual tax benefit realized for the tax deductions from option exercises totaled  $9.7 million,  $12.8 million and  $36.4 million during the years ended December 31, 2009, 2008 and 2007, respectively. Cash used to settle equity instruments granted under all share-based payment arrangements during the years ended December 31, 2009, 2008 and 2007 was immaterial in all periods.
     Under Board of Director authorization, Cooper has a practice of repurchasing shares on the open market to satisfy shares issued for option exercises and share awards and expects to repurchase approximately 2.5 million shares during 2010, based on estimates of option exercises and share awards vesting for the year.

Accumulated Other Nonowner Changes In Equity	12 Months Ended
Dec. 31, 2009
Accumulated Other Nonowner Changes In Equity [Abstract]
ACCUMULATED OTHER NONOWNER CHANGES IN EQUITY
NOTE 12: ACCUMULATED OTHER NONOWNER CHANGES IN EQUITY

	Pension and		Cumulative
	Postretirement	Derivative	Translation
	Benefit Plans	Instruments	Adjustment	Total
	(in millions)
Balance December 31, 2006	$(86.9)	$8.6	$(50.1)	$(128.4)
Current year activity	9.7	17.7	20.3	47.7

Balance December 31, 2007	(77.2)	26.3	(29.8)	(80.7)
Current year activity	(88.6)	(24.4)	(136.0)	(249.0)

Balance December 31, 2008	(165.8)	1.9	(165.8)	(329.7)
Current year activity	(11.8)	11.2	50.3	49.7

Balance December 31, 2009	$(177.6)	$13.1	$(115.5)	$(280.0)

	2009			2008			2007
	Before	Tax		Before	Tax		Before	Tax
	Tax	(Expense)	Net	Tax	(Expense)	Net	Tax	(Expense)	Net
	Amount	Benefit	Amount	Amount	Benefit	Amount	Amount	Benefit	Amount
	(in millions)

Pension and postretirement benefit plans	$(15.7)	$3.9	$(11.8)	$(143.9)	$55.3	$(88.6)	$14.9	$(5.2)	$9.7

Change in fair value of derivatives	1.5	(0.5)	1.0	(33.2)	13.3	(19.9)	29.9	(12.0)	17.9
Reclassification to earnings	16.6	(6.4)	10.2	(7.5)	3.0	(4.5)	(0.4)	0.2	(0.2)

	18.1	(6.9)	11.2	(40.7)	16.3	(24.4)	29.5	(11.8)	17.7

Translation adjustment	77.3	(27.0)	50.3	(209.2)	73.2	(136.0)	31.3	(11.0)	20.3

Other nonowner changes in equity	$79.7	$(30.0)	$49.7	$(393.8)	$144.8	$(249.0)	$75.7	$(28.0)	$47.7

Income Taxes	12 Months Ended
Dec. 31, 2009
Income Taxes [Abstract]
INCOME TAXES
NOTE 13: INCOME TAXES

	Year Ended December 31,
	2009	2008	2007
	(in millions)
Components of income from continuing operations before income taxes:
U.S. operations	$62.1	$325.3	$317.3
Non-U.S. operations	420.6	481.9	508.9

Income from continuing operations before income taxes	$482.7	$807.2	$826.2

Components of income tax expense:
Current:
U.S. Federal	$14.3	$75.6	$17.3
U.S. state and local	(3.9)	11.7	10.1
Non-U.S.	50.6	78.3	94.1

	61.0	165.6	121.5

Deferred:
U.S. Federal	22.3	11.8	10.7
U.S. state and local	(9.8)	4.9	8.7
Non-U.S.	(4.4)	9.3	(7.0)

	8.1	26.0	12.4

Income tax expense	$69.1	$191.6	$133.9

Total income taxes paid	$169.2	$190.3	$158.4

	Year Ended December 31,
	2009	2008	2007

Effective tax rate reconciliation:
Statutory rate (1)	25.0%	35.0%	35.0%
U.S. Federal, State and local income taxes (2)	1.9	1.8	2.0
Non-U.S. operations	(9.8)	(10.0)	(8.3)
Extraterritorial income exclusion	—	—	(1.9)
Audit settlements / statute expirations	(0.8)	(2.0)	(8.8)
Other	(2.0)	(1.1)	(1.8)

Effective tax rate attributable to continuing operations	14.3%	23.7%	16.2%

(1)	Statutory rate reflects the U.S. Federal statutory rate of 35% in 2008 and 2007. As a result of Cooper becoming an Irish tax resident in late 2008, the Irish statutory rate of 25% is used beginning in 2009.

(2)	For 2009, includes impact of U.S. federal, State and local income taxes. For 2008 and 2007, only includes impact of U.S. State and local income taxes.

	December 31,
	2009	2008
	(in millions)
Components of deferred tax assets and liabilities:
Deferred tax assets:
Postretirement and other employee welfare benefits	$36.4	$30.6
Inventories	3.5	0.9
Accrued liabilities	404.8	418.9
Pension plans	36.0	43.5
Net operating loss carryforward	1,282.6	13.7
Other	53.1	94.7

Gross deferred tax assets	1,816.4	602.3
Valuation allowance	(1,293.2)	(36.3)

Total deferred tax assets	523.2	566.0

Deferred tax liabilities:
Property, plant and equipment and intangibles	(257.7)	(281.8)
Other	(125.7)	(99.0)

Total deferred tax liabilities	(383.4)	(380.8)

Net deferred tax asset	$139.8	$185.2

	December 31,
	2009	2008
	(in millions)
Net deferred tax assets recognized in the balance sheet consist of:
Net current deferred tax assets	$90.5	$104.9
Net noncurrent deferred tax assets	49.3	80.3

	$139.8	$185.2

     Generally, Cooper provides United States income tax that would be imposed on the repatriation of the earnings of its non-U.S. operations owned by a U.S. company. However, as of December 31, 2009 and 2008, United States income taxes have not been provided on approximately  $20 million and  $112 million, respectively, of undistributed non-U.S. earnings that are expected to be permanently reinvested outside the United States.
     The effective tax rate for 2009 was 14.3% compared to 23.7% for 2008. Cooper reduced income tax expense by  $12.7 million and  $23.2 million during 2009 and 2008, respectively, for discrete tax items primarily related to statute expirations, tax settlements and other discrete items. Excluding the discrete tax items, Cooper’s effective tax rate for 2009 and 2008 was 17.0% and 26.6%, respectively. The decrease in Cooper’s 2009 effective tax rate compared to 2008, excluding the discrete tax items, is primarily related to the decrease in 2009 earnings without a corresponding decrease in projected tax benefits.
     In June 2009, the Internal Revenue Service (IRS) completed its examination of Cooper’s 2007 Federal Tax Return and issued a notice of assessment in the amount of  $16 million. The IRS challenged Cooper’s intercompany pricing with a foreign affiliate. On July 15, 2009, Cooper filed its protest for this assessment and continues to work with the IRS to resolve this matter. While the outcome of the proceedings with the IRS cannot be predicted with certainty, management believes that it is more likely than not that its tax position will prevail.
     During the second quarter of 2008, the IRS completed its examination of Cooper’s 2005 and 2006 Federal income tax returns, which had no material impact on Cooper’s financial statements. During the fourth quarter of 2008, Cooper increased state deferred tax assets to reflect certain changes in the effective state tax rates with a corresponding increase to the state tax valuation allowance.
     In June 2008, the German Tax Authorities issued a proposed audit finding related to a 2004 reorganization that was treated as a non-taxable event. In December 2009, at Cooper’s request, the German taxing authorities finalized and issued a notice of assessment for €62.8 million, inclusive of €5.7 million of interest, related to this matter. In order for Cooper to continue to challenge the German tax authorities finding, Cooper paid the assessment in December 2009 for approximately  $90 million and filed a suit to challenge the notice of assessment. Cooper continues to believe that the reorganization was properly reflected on its German income tax returns in accordance with applicable tax laws and regulations in effect during the period involved and will challenge the assessment vigorously. While the outcome of the proceedings with the German Tax Authorities cannot be predicted with certainty, management believes that it is more likely than not that its tax position related to the 2004 reorganization will prevail. As such, Cooper has recognized the tax payment, including interest, in other noncurrent assets in its December 31, 2009 balance sheet. The German tax payment will be available for credit in the United States, plus accrued interest.
     Cooper is under examination by various United States State and Local taxing authorities, as well as various taxing authorities in other countries. Cooper is no longer subject to U.S. Federal income tax examinations by tax authorities for years prior to 2007, and with few exceptions, Cooper is no longer subject to State and Local, or non-U.S. income tax examinations by tax authorities for years before 2000. Cooper fully cooperates with all audits, but defends existing positions vigorously. These audits are in various stages of completion. To provide for potential tax exposures, Cooper maintains a liability for unrecognized tax benefits, which management believes is adequate. The results of future audit assessments, if any, could have a material effect on Cooper’s cash flows as these audits are completed.
     Cooper and its subsidiaries have both non-U.S. and United States State operating losses available to carry forward to future tax years. These losses generally have a carry forward period of either 15 or 20 years from the date created, except as discussed below. If unused, the losses are set to expire throughout the period 2010 to 2027, with the most significant portion of these losses expiring during the period 2018 through 2022.
     At December 31, 2009, Cooper has a foreign deferred tax asset of approximately  $1.3 billion relating to a net operating loss carryforward that was approved by a foreign jurisdiction in September 2009. While this net operating loss carryforward has an indefinite life, a valuation allowance of approximately  $1.3 billion was recognized because management believes at this time it is more likely than not that the deferred tax asset will not be realized.
     Cooper has unrecognized tax benefits of  $35.0 million and  $34.5 million at December 31, 2009 and 2008, respectively. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2009	2008
	(in millions)
Balance at January 1	$34.5	$57.3
Additions for tax positions of the current year	5.6	1.1
Increase (decrease) in tax positions for prior years	5.2	(6.7)
Reduction in tax positions for statute expirations	(5.3)	(15.1)
Reduction in tax positions for audit settlements	(5.0)	(2.1)

Balance at December 31	$35.0	$34.5

     Approximately  $38.6 million of unrecognized tax benefits, if recognized, would favorably impact the effective tax rate. Cooper believes it is reasonably possible that additional tax benefits in the range of approximately  $2.0 to  $6.0 million could be recognized during the next 12 months as audits close and statutes expire.
     Cooper recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2009 and 2008, Cooper recognized a net reduction to income tax expense of  $1.1 million and  $0.9 million in interest and penalties, respectively. Cooper had  $9.5 million and  $10.6 million in interest and penalties accrued at December 31, 2009 and 2008, respectively.

Pension and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2009
Pension and Other Postretirement Benefits [Abstract]
PENSION AND OTHER POSTRETIREMENT BENEFITS
NOTE 14: PENSION AND OTHER POSTRETIREMENT BENEFITS
     Cooper and its subsidiaries have numerous defined benefit pension plans and other postretirement benefit plans. The vast majority of Cooper’s defined benefit pension plans no longer provide future benefit accruals. Cooper recognized a curtailment loss in the third quarter of 2008 as a result of ceasing future benefit accruals for two defined benefit plans in the United Kingdom. The benefits provided under Cooper’s various postretirement benefit plans other than pensions, all of which are unfunded, include retiree medical care, dental care, prescriptions and life insurance, with medical care accounting for approximately 85% of the total. Current employees, unless grandfathered under plans assumed in acquisitions, are not provided postretirement benefits other than pensions. The vast majority of the annual other postretirement benefit expense is related to employees who are already retired. The measurement date for all plan disclosures is December 31.

			Other
	Pension Benefits		Postretirement Benefits
	2009	2008	2009	2008
		(in millions)
Change in benefit obligation:
Benefit obligation at January 1	$696.1	$738.8	$82.1	$93.1
Service cost	3.4	4.3	—	—
Interest cost	42.0	43.9	4.8	5.2
Benefit payments	(55.9)	(55.2)	(8.2)	(8.4)
Actuarial (gain) loss	45.3	(47.2)	12.2	(7.8)
Exchange rate changes	11.8	(35.5)	—	—
Curtailment	—	(4.1)	—	—
Acquisitions	—	49.7	—	—
Other	3.3	1.4	—	—

Benefit obligation at December 31	746.0	696.1	90.9	82.1

Change in plan assets:
Fair value of plan assets at January 1	510.6	651.6	—	—
Actual return on plan assets	68.2	(162.2)	—	—
Employer contributions	31.8	64.8	8.2	8.4
Benefit payments	(52.2)	(51.5)	(8.2)	(8.4)
Exchange rate changes	9.5	(31.3)	—	—
Acquisitions	—	38.0	—	—
Other	2.8	1.2	—	—

Fair value of plan assets at December 31	570.7	510.6	—	—

Net amount recognized (funded status)	$(175.3)	$(185.5)	$(90.9)	$(82.1)

			Other
	Pension Benefits		Postretirement Benefits
	2009	2008	2009	2008
		(in millions)
Assets and liabilities recognized in the balance sheet consist of:
Noncurrent assets	$3.0	$7.0	$—	$—
Accrued liabilities	(7.7)	(7.4)	(11.1)	(10.9)
Long-term liabilities	(170.6)	(185.1)	(79.8)	(71.2)

	$(175.3)	$(185.5)	$(90.9)	$(82.1)

			Other
	Pension Benefits		Postretirement Benefits
	2009	2008	2009	2008
		(in millions)
Amounts recognized in accumulated other nonowner changes in equity consist of:
Net actuarial (gain) loss	$337.9	$342.7	$(25.2)	$(40.6)
Prior service cost	(15.2)	(17.8)	(11.5)	(13.5)

	$322.7	$324.9	$(36.7)	$(54.1)

     The funded status of defined benefit pension plans segregated between plans with plan assets (“Funded Plans”) and without plan assets (“Unfunded Plans”) consist of:

	December 31, 2009		December 31, 2008
	Funded	Unfunded	Funded	Unfunded
	Plans	Plans	Plans	Plans
		(in millions)
Accumulated benefit obligation	$620.3	$115.0	$579.3	$108.7

Projected benefit obligation	$627.1	$118.9	$583.7	$112.4
Fair value of plan assets	570.7	—	510.6	—

Net amount recognized (funded status)	$(56.4)	$(118.9)	$(73.1)	$(112.4)

% Funded	91.0%	—	87.5%	—
     The projected benefit obligation, accumulated benefit obligation and fair value of plan assets of defined benefit pension plans with accumulated benefit obligations in excess of plan assets were  $689.0 million,  $678.2 million and  $510.8 million, respectively as of December 31, 2009 and  $649.7 million,  $641.5 million and  $457.1 million, respectively at December 31, 2008.

	Pension Benefits			Other Postretirement Benefits
	2009	2008	2007	2009	2008	2007
	(in millions)
Components of net periodic benefit cost:
Service cost	$3.4	$4.3	$4.0	$—	$—	$0.1
Interest cost	42.0	43.9	41.4	4.8	5.2	5.2
Expected return on plan assets	(39.3)	(51.6)	(51.1)	—	—	—
Amortization of prior service cost	(2.6)	(2.5)	(2.1)	(2.0)	(2.0)	(2.0)
Recognized actuarial (gain) loss	22.6	9.7	10.9	(3.2)	(2.5)	(2.6)
Settlement loss	—	0.1	0.7	—	—	—
Curtailment loss	—	3.7	0.1	—	—	—

Net periodic benefit cost	$26.1	$7.6	$3.9	$(0.4)	$0.7	$0.7

     Net periodic benefit cost in 2010 is expected to be  $19.0 million for pension benefits and  $0.7 million for other postretirement benefits. The estimated net loss and prior service cost credit for the defined benefit pension plans that will be amortized from accumulated other nonowner changes in equity into net periodic benefit cost over the next fiscal year are  $21.5 million and  $(2.6) million, respectively. The estimated net gain and prior service credit for the other postretirement plans that will be amortized from accumulated other nonowner changes in equity into net periodic benefit cost over the next fiscal year are  $(2.0) million and  $(2.0) million, respectively.

			Other
	Pension Benefits		Postretirement Benefits
	2009	2008	2009	2008
Weighted average assumptions used to determine benefit obligations as of December 31:
Discount rate	5.50% - 5.75%	6.00% - 6.25%	5.50%	6.25%
Rate of compensation increase	2.75% - 3.50%	2.75% - 3.50%	—	—

			Other
	Pension Benefits		Postretirement Benefits
	2009	2008	2009	2008
Weighted average assumptions used to determine net costs for the years ended December 31:
Discount rate	6.00% - 6.25%	5.40% - 6.00%	6.25%	6.00%
Expected return on plan assets	6.00% - 8.25%	6.00% - 8.25%	—	—
Rate of compensation increase	2.75% - 3.50%	2.75% - 3.50%	—	—

	2009	2008
Assumed healthcare cost trend rates:
Healthcare cost trend rate assumed for next year	9.00%	9.00%
Rate to which trend rate is assumed to decline (ultimate trend rate)	5.00%	5.00%
Year that rate reaches ultimate trend rate	2013	2012

	1-Percentage-	1-Percentage-
	Point Increase	Point Decrease
	(in millions)
A one-percentage-point change in the assumed health care cost trend rate would have the following effects:
Effect on total of service and interest cost components	$0.3	$(0.2)
Effect on the postretirement benefit obligation	$4.7	$(4.2)
     Cooper’s overall pension investment strategy is to maximize the total rate of return (income and appreciation) after inflation, within the limits of prudent risk taking and the Prudent Man Rule of ERISA. The investments of the various pension plans shall be adequately diversified across asset classes to achieve an optimal balance between risk and return and between income and growth of assets through capital appreciation. Pension assets will be structured to consider growth objectives, funded status, liability duration and short-term liquidity requirements. Overall, Cooper’s pension plans target an asset allocation mix of approximately 65% in equity portfolios which are invested primarily in index funds expected to mirror broad market returns for equity securities or in assets with characteristics similar to equity investments. The remaining assets in the portfolio are primarily invested in corporate and government bond index funds with maturities similar to the duration of the pension liability.
     Cooper’s overall expected long-term rate of return on assets assumption is based upon (i) a long-term expected inflation rate, (ii) long-term expected stock and bond market risk premiums over the expected inflation rate and (iii) a target allocation of equity and fixed income securities that will generate the overall expected long-term rate of return.
The fair value measurements of Cooper’s pension assets at December 31, 2009 are as follows:

	Quoted
	Prices in
	Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Category	(Level 1)	(Level 2)	(Level 3)	Total
	(in millions)
Cash and cash equivalents	$15.2	$—	$—	$15.2
Equity securities:
U.S. large-cap (a)	—	123.2	—	123.2
U.S. mid-cap (b)	—	50.7	—	50.7
U.S. small-cap	—	27.9	—	27.9
International (C)	—	91.1	—	91.1
Fixed income securities:
U.S. corporate(d)	—	111.2	—	111.2
U.S. Treasuries	—	22.4	—	22.4
U.K. Gilts	—	33.6	—	33.6
Asset backed securities	—	12.9	—	12.9
International corporate bonds	—	9.2	—	9.2
Other types of investments:
Enhanced equity index (e)	—	—	47.4	47.4
Enhanced bond index (f)	—	—	22.0	22.0
Real estate (g)	—	—	3.9	3.9

Total	$15.2	$482.2	$73.3	$570.7

(a)	Includes low-cost equity index fund not actively managed that tracks the S&P 500 Index.

(b)	Includes low-cost equity index fund not actively managed that tracks the S&P Mid Cap 400 Index.

(c)	Includes funds that track the MSCI EAFE and FTSE All-Share Index.

(d)	Includes index funds comprised of high quality corporate bonds of intermediate and long term durations.

(e)	Includes a strategy which employs equity derivatives and diversified short-duration fixed income securities.

(f)	Includes a strategy which employs equity and equity derivatives along with underlying U.S. Treasuries.

(g)	Includes investments in a diverse portfolio of UK commercial properties.

	Fair Value Measurements
	Using Significant Unobservable Inputs (Level 3)
	Enhanced	Enhanced
	Equity Index	Bond Index	Real Estate	Total
	(in millions)
Balance at December 31, 2008	$46.0	$47.8	$3.2	$97.0
Actual return on plan assets	20.6	(22.0)	0.6	(0.8)
Purchases, sales and settlements	—	—	—	—
Transfers in and/or out of Level 3	(19.2)	(3.8)	0.1	(22.9)

Balance at December 31, 2009	$47.4	$22.0	$3.9	$73.3

     Estimated future benefit payments by Cooper’s defined benefit pension plans for the next five fiscal years, and in the aggregate for the five fiscal years thereafter, are  $53.5 million in 2010,  $52.1 million in 2011,  $53.5 million in 2012,  $53.2 million in 2013,  $54.3 million in 2014 and  $265.7 million for 2015 through 2019.
     During 2010, Cooper expects to pay in cash approximately  $7.7 million for payment of unfunded pension plan benefits and make approximately  $2.7 million in employer contributions to certain international funded defined benefit pension plans. Cooper does not expect to have any minimum regulatory funding requirement for its domestic funded defined benefit pension plans in 2010. Other postretirement benefit plans are not subject to any minimum regulatory funding requirements. Cooper funds these benefit payments as incurred. Cooper participates in two multiple-employer benefit plans. Obligations under these plans are insignificant.
     All full-time domestic employees, except for certain bargaining unit employees, are eligible to participate in the Cooper Retirement Savings and Stock Ownership Plan (“CO-SAV”). Cooper makes a cash contribution to the CO-SAV plan of 3% of annual compensation for eligible employees. Cooper also matches employee contributions to the CO-SAV plan with Cooper common stock on a dollar-for-dollar match up to 6% of employee compensation. Effective June 1, 2009, the common stock match was reduced to 50% of each dollar of employee contributions up to 6% of employee compensation.
     Cooper recognized defined contribution expense from cash contributions to the CO-SAV plan of  $16.9 million,  $16.4 million and  $16.7 million in 2009, 2008 and 2007, respectively. Compensation expense from the common stock matches for the CO-SAV plan was  $20.2 million,  $29.8 million and  $27.6 million in 2009, 2008 and 2007, respectively.
     During 2009, 2008 and 2007, expense with respect to other defined contribution plans (primarily related to various groups of hourly employees) totaled  $10.0 million,  $10.6 million and  $13.1 million, respectively.

Industry Segments and Geographic Information	12 Months Ended
Dec. 31, 2009
Industry Segments and Geographic Information [Abstract]
INDUSTRY SEGMENTS AND GEOGRAPHIC INFORMATION
NOTE 15:	INDUSTRY SEGMENTS AND GEOGRAPHIC INFORMATION
Industry Segments
     During the first quarter of 2010, Cooper revised its segment reporting to align its external reporting with changes to its internal reporting structure and in conjunction with the announcement on March 26, 2010 of a joint venture involving the Tools segment as discussed in Note 21 of the Notes to Consolidated Financial Statements. The former Electrical Products segment has been divided into two new reportable segments. Following this change, Cooper’s operations consist of three segments: Energy and Safety Solutions, Electrical Products Group and Tools.
     The Energy and Safety Solutions segment includes the business unit results from the Cooper Crouse-Hinds, Cooper Power Systems, and Cooper Safety divisions. This segment manufactures, markets and sells electrical protection products, including fittings, plugs, receptacles, cable glands, hazardous duty electrical equipment, intrinsically safe explosion-proof instrumentation, emergency lighting, fire detection and mass notification systems and security products for use in residential, commercial and industrial construction and maintenance and repair applications. The segment also manufactures, markets and sells products for use by utilities and in industry for electrical power transmission and distribution, including distribution switchgear, transformers, transformer terminations and accessories, capacitors, voltage regulators, surge arresters, energy automation solutions and other related power systems components.
     The Electrical Products Group segment includes the business unit results from the Cooper B-Line, Cooper Bussmann, Cooper Lighting and Cooper Wiring Devices divisions. This segment manufactures, markets and sells electrical and circuit protection products, support systems, enclosures, specialty connectors, wiring devices, plugs, receptacles, switches, lighting fixtures and controls, and fuses for use in residential, commercial and industrial construction, maintenance and repair applications.
     The Tools segment manufactures, markets and sells hand tools for industrial, construction, electronics and consumer markets; automated assembly systems for industrial markets and electric and pneumatic industrial power tools, related electronics and software control and monitoring systems for general industry, primarily automotive and aerospace manufacturers. In July 2010, Cooper contributed substantially all of the assets and liabilities of the Tools segment to Apex Tool Group, LLC as discussed in Note 21 of the Notes to Consolidated Financial Statements.
     Cooper manages cash, debt and income taxes centrally. Accordingly, Cooper evaluates performance of its segments and operating units based on operating earnings exclusive of financing activities and income taxes. The accounting policies of the segments are the same as those for Cooper. Intersegment sales and related receivables for each of the years presented were insignificant.
     All periods have been restated for the changes to the segment reporting structure discussed above. Financial information by industry segment was as follows:

	Revenues			Operating Earnings			Total Assets
	Year Ended December 31,			Year Ended December 31,			December 31,
	2009	2008	2007	2009	2008	2007	2009	2008	2007
					(in millions)

Energy and Safety Solutions	$2,416.6	$3,029.3	$2,571.2	$374.9	$535.0	$493.6	$2,250.6	$2,350.8	$2,137.5
Electrical Products Group	2,095.3	2,726.4	2,537.2	263.3	395.3	354.6	2,142.2	2,276.0	2,355.1
Tools	557.7	765.6	794.7	18.5	81.1	94.0	581.1	619.0	689.5

Total management reporting	$5,069.6	$6,521.3	$5,903.1	656.7	1,011.4	942.2	4,973.9	5,245.8	5,182.1

Restructuring and asset impairment charges				(29.9)	(52.4)	—
General Corporate expense				(82.7)	(81.4)	(98.1)
Income from Belden agreement				—	—	33.1

Operating earnings				544.1	877.6	877.2
Interest expense, net				(61.4)	(70.4)	(51.0)

Consolidated income from continuing operations before income taxes				$482.7	$807.2	$826.2

Corporate assets							1,010.5	919.1	951.4

Consolidated assets							$5,984.4	$6,164.9	$6,133.5

	Energy and	Electrical
	Safety	Products			Consolidated
	Solutions	Group	Tools	Corporate	Total
			(in millions)

2009
Depreciation and amortization	$64.0	$60.7	$18.7	$2.2	$145.6
Capital expenditures	32.0	67.3	8.7	18.7	126.7

2008
Depreciation and amortization	$64.6	$56.4	$20.0	$2.1	$143.1
Capital expenditures	57.9	50.1	10.6	18.4	137.0

2007
Depreciation and amortization	$51.1	$46.3	$20.2	$0.6	$118.2
Capital expenditures	46.1	32.0	10.0	27.4	115.5
Investment in unconsolidated affiliates	—	19.5	—	—	19.5
Geographic Information
     Revenues and long-lived assets by country are summarized below. Revenues are attributed to geographic areas based on the location of the assets producing the revenues. Revenues are generally denominated in the currency of the location of the assets producing the revenues.

	Revenues			Long-Lived Assets
	2009	2008	2007	2009	2008	2007
			(in millions)
United States	$3,456.5	$4,480.6	$4,212.7	$464.1	$472.2	$509.3
International
Germany	239.7	322.8	296.1	41.0	40.6	42.8
United Kingdom	290.2	403.8	368.4	78.5	80.1	48.6
Canada	224.2	284.0	241.2	5.9	5.1	4.3
Mexico	149.1	206.5	187.5	59.6	62.6	82.3
China	181.6	173.4	88.9	65.8	60.5	47.3
Other countries	528.3	650.2	508.3	54.8	48.5	53.6

Total International	1,613.1	2,040.7	1,690.4	305.6	297.4	278.9

	$5,069.6	$6,521.3	$5,903.1	$769.7	$769.6	$788.2

     International revenues by destination, based on the location products were delivered, were as follows by segment:

	International Revenues
	2009	2008	2007
	(in millions)

Energy and Safety Solutions	$1,251.9	$1,532.0	$1,242.3
Electrical Products Group	414.5	507.5	403.8
Tools	289.9	401.9	377.4

	$1,956.3	$2,441.4	$2,023.5

Discontinued Operations Receivable and Liability	12 Months Ended
Dec. 31, 2009
Discontinued Operations Receivable and Liability [Abstract]
DISCONTINUED OPERATIONS RECEIVABLE AND LIABILITY
NOTE 16: DISCONTINUED OPERATIONS RECEIVABLE AND LIABILITY
Discontinued Operations Liability
     In October 1998, Cooper sold its Automotive Products business to Federal-Mogul Corporation (“Federal-Mogul”). These discontinued businesses (including the Abex Friction product line obtained from Pneumo-Abex Corporation (“Pneumo”) in 1994) were operated through subsidiary companies, and the stock of those subsidiaries was sold to Federal-Mogul pursuant to a Purchase and Sale Agreement dated August 17, 1998 (“1998 Agreement”). In conjunction with the sale, Federal-Mogul indemnified Cooper for certain liabilities of these subsidiary companies, including liabilities related to the Abex Friction product line and any potential liability that Cooper may have to Pneumo pursuant to a 1994 Mutual Guaranty Agreement between Cooper and Pneumo. On October 1, 2001, Federal-Mogul and several of its affiliates filed a Chapter 11 bankruptcy petition. The Bankruptcy Court for the District of Delaware confirmed Federal-Mogul’s plan of reorganization and Federal-Mogul emerged from bankruptcy in December 2007. As part of Federal-Mogul’s Plan of Reorganization, Cooper and Federal-Mogul reached a settlement agreement that was subject to approval by the Bankruptcy Court resolving Federal-Mogul’s indemnification obligations to Cooper. As discussed further below, on September 30, 2008, the Bankruptcy Court issued its final ruling denying Cooper’s participation in the proposed Federal-Mogul 524(g) trust resulting in implementation of the previously approved Plan B Settlement. As part of its obligation to Pneumo for any asbestos-related claims arising from the Abex Friction product line (“Abex Claims”), Cooper has rights, confirmed by Pneumo, to significant insurance for such claims. Based on information provided by representatives of Federal-Mogul and recent claims experience, from August 28, 1998 through December 31, 2009, a total of 147,740 Abex Claims were filed, of which 124,911 claims have been resolved leaving 22,829 Abex Claims pending at December 31, 2009. During the year ended December 31, 2009, 1,565 claims were filed and 2,424 claims were resolved. Since August 28, 1998, the average indemnity payment for resolved Abex Claims was  $2,106 before insurance. A total of  $167.7 million was spent on defense costs for the period August 28, 1998 through December 31, 2009. Existing insurance coverage currently provides approximately 30% recovery of the total defense and indemnity payments for Abex Claims due to exhaustion of primary layers of coverage and litigation with certain excess insurers, although, in certain periods, insurance recoveries can be higher due to new settlements with insurers.
2005 — 2007
     In December 2005, Cooper reached an initial agreement in negotiations with the representatives of Federal-Mogul, its bankruptcy committees and the future claimants (the “Representatives”) regarding Cooper’s participation in Federal Mogul’s proposed 524(g) asbestos trust. By participating in this trust, Cooper would have resolved its liability for asbestos claims arising from Cooper’s former Abex Friction Products business. The proposed settlement agreement was subject to court approval and certain other approvals. Future claims would have been resolved through the bankruptcy trust.
     Although the final determination of whether Cooper would participate in the Federal-Mogul 524(g) trust was unknown, Cooper’s management concluded that, at the date of the filing of its 2005 Form 10-K, the most likely outcome in the range of potential outcomes was a settlement approximating the December 2005 proposed settlement. Accordingly, the accrual for potential liabilities related to the Automotive Products sale and the Federal-Mogul bankruptcy was  $526.3 million at December 31, 2005. The December 31, 2005 discontinued operations accrual included payments to a 524(g) trust over 25 years that were undiscounted, and included  $215 million of insurance recoveries where insurance in place agreements, settlements or policy recoveries were probable.
     Throughout 2006 and 2007, Cooper continued to believe that the most likely outcome in the range of potential outcomes was a revised settlement with Cooper resolving its asbestos obligations through participation in the proposed Federal-Mogul 524(g) trust. While the details of the proposed settlement agreement evolved during the on-going negotiations throughout 2006 and 2007, the underlying principles of the proposed settlement arrangements being negotiated principally included fixed payments to a 524(g) trust over 25 years that were subject to reduction for insurance proceeds received in the future.
     As a result of the then current status of settlement negotiations, Cooper recorded a  $20.3 million after-tax discontinued operations charge, net of an  $11.4 million income tax benefit, in the second quarter of 2006 to reflect the revised terms of the proposed settlement agreement at that time. The discontinued operations accrual was  $509.1 million and  $529.6 million as of December 31, 2007 and 2006, respectively, and included payments to a 524(g) trust over 25 years that were undiscounted, and included insurance recoveries of  $230 million and  $239 million, respectively, where insurance in place agreements, settlements or policy recoveries were probable.
     The U.S. Bankruptcy Court for the District of Delaware confirmed Federal-Mogul’s plan of reorganization on November 8, 2007, and the U.S. District Court for the District of Delaware affirmed the Bankruptcy Court’s order on November 14, 2007. As part of its ruling, the Bankruptcy Court approved the Plan B Settlement between Cooper and Federal-Mogul, which would require payment of  $138 million to Cooper in the event Cooper’s participation in the Federal-Mogul 524(g) trust is not approved for any reason, or if Cooper elected not to participate or to pursue participation in the trust. The Bankruptcy Court stated that it would consider approving Cooper’s participation in the Federal-Mogul 524(g) trust at a later time, and that its order confirming the plan of reorganization and approving the settlement between Cooper and Federal-Mogul did not preclude later approval of Cooper’s participation in the 524(g) trust. Accordingly, in an effort to continue working towards approval of Cooper’s participation in the trust and to address certain legal issues identified by the Court, Cooper, Pneumo-Abex, Federal-Mogul, and other plan supporters filed the Modified Plan A Settlement Documents on December 13, 2007. The Modified Plan A Settlement Documents would have required Cooper to make an initial payment of  $248.5 million in cash to the Federal-Mogul trust upon implementation of Plan A with additional annual payments of up to  $20 million each due over 25 years. If the Bankruptcy Court had approved the modified settlement and that settlement was implemented, Cooper, through Pneumo-Abex LLC, would have continued to have access to Abex insurance policies.
2008
     During the first quarter of 2008, the Bankruptcy Court concluded hearings on Plan A. On September 30, 2008, the Bankruptcy Court issued its ruling denying the Modified Plan A Settlement resulting in Cooper not participating in the Federal-Mogul 524(g) trust and instead proceeding with the Plan B Settlement that had previously been approved by the Bankruptcy Court. As a result of the Plan B Settlement, Cooper received the  $138 million payment, plus interest of  $3 million, in October 2008 from the Federal-Mogul Bankruptcy estate and will continue to resolve through the tort system the asbestos related claims arising from the Abex Friction product line that it had sold to Federal-Mogul in 1998. Cooper continues to have access to Abex insurance policies.
     The accrual for potential liabilities related to the Automotive Products sale and the Federal-Mogul bankruptcy and a progression of the activity is presented in the following table assuming resolution through participation in the Federal-Mogul 524(g) trust up until September 30, 2008 when the accounting was adjusted to reflect the Plan B Settlement.

	Nine Months Ended	Twelve Months Ended
	September 30,	December 31,
	2008	2007
	(in millions)	(in millions)
Accrual at beginning of period (under Plan A)	$509.1	$529.6
Indemnity and defense payments	(16.9)	(52.9)
Insurance recoveries	25.4	39.3
Other	(1.6)	(6.9)

Accrual at end of period (under Plan A) *	$516.0	$509.1

*	The $516.0 million liability reflects the estimated liability under Plan A immediately prior to adjusting the accounting on September 30, 2008 to reflect the Plan B Settlement.
     As a result of the September 30, 2008 Bankruptcy Court ruling discussed above, Cooper adjusted its accounting in the third quarter of 2008 to reflect the separate assets and liabilities related to the on-going activities to resolve the potential asbestos related claims through the tort system. Cooper recorded income from discontinued operations of  $16.6 million, net of a  $9.4 million income tax expense, in the third quarter of 2008 to reflect the Plan B Settlement.
The following table presents the separate assets and liabilities under the Plan B settlement and the cash activity subsequent to the September 30, 2008 Plan B Settlement date.

	December	December	September
	31, 2009	31, 2008	30, 2008
	(in millions)
Asbestos liability analysis:
Total liability for unpaid, pending and future indemnity and defense costs at end of period	$784.5	$815.1	$823.3

Asbestos receivable analysis
Receivable from Federal-Mogul Bankruptcy estate (received in Oct. 2008)	$—	$—	$141.0
Insurance receivable for previously paid claims and insurance settlements	64.6	74.6	72.7
Insurance-in-place agreements available for pending and future claims	114.7	117.7	119.6

Total estimated asbestos receivable at end of period	$179.3	$192.3	$333.3

	Twelve Months Ended	Three Months Ended
	December 31, 2009	December 31, 2008
	(in millions)	(in millions)
Cash Flow:
Indemnity and defense payments	$(29.9)	$(7.9)
Insurance recoveries	54.6	—
Payment from Federal-Mogul Bankruptcy Estate	—	141.0
Other	(0.7)	(0.3)

Net cash flow (excluding related income taxes)	$24.0	$132.8

     During 2009, Cooper recognized an after tax gain from discontinued operations of  $25.5 million, which is net of a  $16.2 million income tax expense, from negotiated insurance settlements consummated in 2009 that were not previously recognized. Cooper believes that it is likely that additional insurance recoveries will be recorded in the future as new insurance-in-place agreements are consummated or settlements with insurance carriers are completed. Timing and value of these agreements and settlements cannot be currently estimated as they may be subject to extensive additional negotiation and litigation.
Asbestos Liability Estimate
     As of December 31, 2009, Cooper estimates that the undiscounted liability for pending and future indemnity and defense costs for the next 45 years will be  $784.5 million. This amount includes accruals for unpaid indemnity and defense costs at December 31, 2009 which are not significant. The estimated liability is before any tax benefit and is not discounted as the timing of the actual payments is not reasonably predictable.
     The methodology used to project Cooper’s liability estimate relies upon a number of assumptions including Cooper’s recent claims experience and declining future asbestos spending based on past trends and publicly available epidemiological data, changes in various jurisdictions, management’s judgment about the current and future litigation environment, and the availability to claimants of other payment sources.
     Abex discontinued using asbestos in the Abex Friction product line in the 1970’s and epidemiological studies that are publicly available indicate the incidence of asbestos-related disease is in decline and should continue to decline steadily. However, these studies, or other assumptions, may vary significantly over time from the current estimates utilized to project the undiscounted liability.
     Although Cooper believes that its estimated liability for pending and future indemnity and defense costs represents the best estimate of its future obligation, Cooper utilized scenarios that it believes are reasonably possible that indicate a broader range of potential estimates from  $505 to  $877 million (undiscounted).
Asbestos Receivable Estimate
     As of December 31, 2009, Cooper, through Pneumo-Abex LLC, has access to Abex insurance policies with remaining limits on policies with solvent insurers in excess of  $680 million. Insurance recoveries reflected as receivables in the balance sheet include recoveries where insurance-in-place agreements, settlements or policy recoveries are probable. As of December 31, 2009, Cooper’s receivable for recoveries of costs from insurers amounted to  $179.3 million, of which  $64.6 million relate to costs previously paid or insurance settlements. Cooper’s arrangements with the insurance carriers may defer certain amounts of insurance and settlement proceeds that Cooper is entitled to receive beyond twelve months. Approximately 90% of the  $179.3 million receivable from insurance companies at December 31, 2009 is due from domestic insurers whose AM Best rating is Excellent (A-) or better. The remaining balance of the insurance receivable has been significantly discounted to reflect management’s best estimate of the recoverable amount.
     Cooper believes that it is likely that additional insurance recoveries will be recorded in the future as new insurance-in-place agreements are consummated or settlements with insurance carriers are completed. Timing and value of these agreements and settlements cannot be currently estimated as they may be subject to extensive additional negotiation and litigation.
Critical Accounting Assumptions
     The amounts recorded by Cooper for its asbestos liability and related insurance receivables are not discounted and rely on assumptions that are based on currently known facts and strategy. The value of the liability on a discounted basis net of the amount of insurance recoveries likely to materialize in the future would be significantly lower than the net amounts currently recognized in the balance sheet. Cooper’s actual asbestos costs or insurance recoveries could be significantly higher or lower than those recorded if assumptions used in the estimation process vary significantly from actual results over time. As the estimated liability is not discounted and extends over 45 years, any changes in key assumptions could have a significant impact on the recorded liability. Key variables in these assumptions include the number and type of new claims filed each year, the average indemnity and defense costs of resolving claims, the number of years these assumptions are projected into the future, and the resolution of on-going negotiations of additional settlement or coverage-in-place agreements with insurance carriers. Assumptions with respect to these variables are subject to greater uncertainty as the projection period lengthens. Other factors that may affect Cooper’s liability and ability to recover under its insurance policies include uncertainties surrounding the litigation process from jurisdiction to jurisdiction and from case to case, reforms that may be made by state and federal courts, and the passage of state or federal tort reform legislation. Cooper will review these assumptions on a periodic basis to determine whether any adjustments are required to the estimate of its recorded asbestos liability and related insurance receivables.
     From a cash flow perspective, Cooper management believes that the annual cash outlay for its potential asbestos liability, net of insurance recoveries, will not be material to Cooper’s operating cash flow.

Financial Instruments and Hedging Activities, Concentrations of Credit Risk and Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2009
Financial Instruments and Hedging Activities, Concentrations of Credit Risk and Fair Value of Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES, CONCENTRATIONS OF CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS
NOTE 17: FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES, CONCENTRATIONS OF CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS
Derivative Instruments and Hedging Activities
     All derivatives are recognized as assets and liabilities and measured at fair value. For derivative instruments that are not designated as hedges, the gain or loss on the derivative is recognized in earnings currently. A derivative instrument may be designated as a hedge of the exposure to changes in the fair value of an asset or liability or variability in expected future cash flows if the hedging relationship is expected to be highly effective in offsetting changes in fair value or cash flows attributable to the hedged risk during the period of designation. If a derivative is designated as a fair value hedge, the gain or loss on the derivative and the offsetting loss or gain on the hedged asset, liability or firm commitment is recognized in earnings. For derivative instruments designated as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated nonowner changes in equity and reclassified into earnings in the same period that the hedged transaction affects earnings. The ineffective portion of the gain or loss is immediately recognized in earnings.
     Hedge accounting is discontinued prospectively when (1) it is determined that a derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is sold, terminated or exercised; (3) the hedged item no longer meets the definition of a firm commitment; or (4) it is unlikely that a forecasted transaction will occur within two months of the originally specified time period.
     When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because a hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss currently in earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur within two months of the originally specified time period, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses reported in accumulated nonowner changes in equity will be recognized immediately in earnings.
     As a result of having sales, purchases and certain intercompany transactions denominated in currencies other than the functional currencies of Cooper’s businesses, Cooper is exposed to the effect of currency exchange rate changes on its cash flows and earnings. Cooper enters into currency forward exchange contracts to hedge significant non-functional currency denominated transactions for periods consistent with the terms of the underlying transactions. Contracts generally have maturities that do not exceed one year.
     Currency forward exchange contracts executed to hedge forecasted transactions are accounted for as cash flow hedges. Currency forward exchange contracts executed to hedge a recognized asset, liability or firm commitment are accounted for as fair value hedges. Cooper sometimes enters into certain currency forward exchange contracts that are not designated as hedges. These contracts are intended to reduce cash flow volatility related to short-term intercompany financing transactions. Cooper also enters into commodity swaps to reduce the volatility of price fluctuations on a portion of up to eighteen months of forecasted material purchases. These instruments are designated as cash flow hedges. Cooper does not enter into speculative derivative transactions.
     During October 2005, Cooper entered into cross-currency swaps to effectively convert its newly issued  $325 million, 5.25% fixed-rate debt maturing in November 2012 to €272.6 million of 3.55% fixed-rate debt. The  $325 million debt issuance proceeds were swapped to €272.6 million and lent through an intercompany loan to a non-U.S. subsidiary to partially fund repayment of the 300 million Euro bond debt that matured on October 25, 2005. The cross-currency swaps mature in November 2012.
     Assets and liabilities measured at fair value are based on one or more of three valuation techniques. Valuation techniques utilized for each individual asset and liability category are referenced in the tables below. The valuation techniques are as follows:
(a)	Market approach — Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;

(b)	Income approach — Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing and excess earnings models);

(c)	Cost approach — Amount that would be required to replace the service capacity of an asset (replacement cost).
     The inputs used in measuring fair value are prioritized using a three-tier fair value hierarchy as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
     Assets and liabilities measured at fair value as of December 31, 2009 on a recurring basis are as follows:

	Assets	Liabilities
	Significant other	Significant other
	observable inputs	observable inputs	Valuation
(in millions)	(Level 2)	(Level 2)	Technique

Short-term currency forward exchange contracts	$13.6	$(12.7)	(a	)
Long-term currency forward exchange contracts	55.8	(22.5)	(a	)
Short-term commodity swaps	3.3	(0.7)	(a	)
Long-term cross-currency swaps	—	(54.4)	(a	)
     Except as discussed below, the currency forward exchange contracts and commodity swaps in the above table are designated as hedging instruments. Currency forward exchange contracts representing approximately  $35.7 million of assets and  $24.1 million of liabilities at December 31, 2009 are not designated as hedging instruments.
     Assets and liabilities measured at fair value as of December 31, 2008 on a recurring basis are as follows:

	Assets	Liabilities
	Significant other	Significant other
	observable inputs	observable inputs	Valuation
(in millions)	(Level 2)	(Level 2)	Technique

Short-term investments	$21.9	$—	(a	)
Short-term currency forward exchange contracts	40.0	(8.4)	(a	)
Long-term currency forward exchange contracts	91.3	(40.0)	(a	)
Short-term commodity swaps	—	(33.5)	(a	)
Long-term cross-currency swaps	—	(29.1)	(a	)
     There were no changes in the valuation techniques used to measure asset or liability fair values on a recurring basis in 2009.
     Gains or losses on derivative instruments are reported in the same line item as the underlying hedged transaction in the consolidated statements of income. The net gain or loss on currency forward exchange contracts was not material during 2009, 2008 or 2007. For commodity swaps, Cooper recognized, in cost of sales, a net loss of  $18.8 million in 2009 and a net gain of  $1.9 million and  $2.5 million in 2008 and 2007, respectively. At December 31, 2009, Cooper estimates that approximately  $1.2 million of net losses on derivative instruments designated as cash flow hedges will be reclassified from accumulated other nonowner changes in equity to earnings during the next twelve months. The amount of discontinued cash flow hedges during 2009, 2008 and 2007 was not material.
     The table below summarizes the U. S. dollar equivalent contractual amounts of Cooper’s forward exchange contracts at December 31, 2009 and 2008.

	December 31,
	2009	2008
	(in millions)
U.S. Dollar	$533.1	$502.4
Euro	353.4	214.6
British Pound Sterling	294.0	151.3
Mexican Peso	6.5	40.9
Other	27.3	43.8

	$1,214.3	$953.0

     The contractual amounts of Cooper’s commodity swap contracts at December 31, 2009 and 2008 were approximately  $15 million and  $68 million, respectively.
Other Instruments
     In the normal course of business, Cooper executes stand-by letters of credit, performance bonds and other guarantees that ensure Cooper’s performance or payment to third parties that are not reflected in the consolidated balance sheets. The aggregate notional value of these instruments was  $107.4 million and  $107.9 million at December 31, 2009 and 2008, respectively. In the past, no significant claims have been made against these financial instruments. Management believes the likelihood of demand for payment under these instruments is minimal and expects no material losses to occur in connection with these instruments.
Concentrations of Credit Risk
     Concentrations of credit risk with respect to trade receivables are limited due to the wide variety of customers as well as their dispersion across many different geographic areas with no one customer receivable exceeding 5.2% of accounts receivable at December 31, 2009 (5.5% at December 31, 2008).
Fair Value of Financial Instruments Other than Derivatives
     Cooper’s financial instruments other than derivative instruments consist primarily of cash and cash equivalents, investments, trade receivables, trade payables and debt instruments. The book values of cash and cash equivalents, investments, trade receivables, and trade payables are considered to be representative of their respective fair values. Cooper had a book value of approximately  $934.4 million and  $1.23 billion for debt instruments at December 31, 2009 and 2008, respectively. The fair value of these debt instruments, as represented primarily by quoted market prices, was approximately  $1.01 billion and  $1.25 billion at December 31, 2009 and 2008, respectively.

Net Income Per Common Share	12 Months Ended
Dec. 31, 2009
Net Income Per Common Share [Abstract]
NET INCOME PER COMMON SHARE
NOTE 18: NET INCOME PER COMMON SHARE

	Basic			Diluted
	Year Ended December 31,			Year Ended December 31,
	2009	2008	2007	2009	2008	2007
	( $ in millions, shares in thousands)
Income from continuing operations	$413.6	$615.6	$692.3	$413.6	$615.6	$692.3
Income from discontinued operations	25.5	16.6	—	25.5	16.6	—

Net income applicable to common stock	$439.1	$632.2	$692.3	$439.1	$632.2	$692.3

Weighted average common shares outstanding	167,228	173,655	182,290	167,228	173,655	182,290

Incremental shares from assumed conversions:
Options, performance-based stock awards and other employee awards				1,242	1,940	3,238

Weighted average common shares and common share equivalents				168,470	175,595	185,528

     Options and employee awards are not considered in the calculations if the effect would be antidilutive. Out of the money options and employee awards of 6.6 million shares were excluded in 2009 and 3.9 million shares were excluded in 2008. Antidilutive options and employee awards were insignificant in 2007.

Unaudited Quarterly Operating Results	12 Months Ended
Dec. 31, 2009
Unaudited Quarterly Operating Results [Abstract]
UNAUDITED QUARTERLY OPERATING RESULTS
NOTE 19: UNAUDITED QUARTERLY OPERATING RESULTS

	2009 (by quarter)
	1	2	3	4
	(in millions, except per share data)
Revenues	$1,256.8	$1,269.8	$1,286.4	$1,256.6
Cost of sales	884.8	885.0	876.5	837.5
Selling and administrative expenses	256.9	249.4	251.1	254.4
Restructuring and asset impairment charges	8.8	10.4	6.5	4.2

Operating earnings	106.3	125.0	152.3	160.5
Interest expense, net	15.2	16.3	15.9	14.0

Income from continuing operations before income taxes	91.1	108.7	136.4	146.5
Income taxes	9.9	19.4	22.1	17.7

Income from continuing operations	81.2	89.3	114.3	128.8
Income related to discontinued operations	18.9	—	6.6	—

Net income	$100.1	$89.3	$120.9	$128.8

Income per Common share
Basic:
Income from continuing operations	$.49	$.53	$.68	$.77
Income from discontinued operations	.11	—	.04	—

Net income	$.60	$.53	$.72	$.77

Diluted:
Income from continuing operations	$.48	$.53	$.68	$.76
Income from discontinued operations	.11	—	.04	—

Net income	$.59	$.53	$.72	$.76

	2008 (by quarter)
	1	2	3	4
	(in millions, except per share data)
Revenues	$1,546.1	$1,724.3	$1,727.7	$1,523.2
Cost of sales	1,022.2	1,155.9	1,170.0	1,048.6
Selling and administrative expenses	301.5	314.4	307.8	270.9
Restructuring and asset impairment charges	—	7.6	—	44.8

Operating earnings	222.4	246.4	249.9	158.9
Interest expense, net	14.9	18.3	17.3	19.9

Income from continuing operations before income taxes	207.5	228.1	232.6	139.0
Income taxes	54.1	66.2	43.4	27.9

Income from continuing operations	153.4	161.9	189.2	111.1
Income related to discontinued operations	—	—	16.6	—

Net income	$153.4	$161.9	$205.8	$111.1

Income per Common share
Basic:
Income from continuing operations	$.87	$.93	$1.09	$.66
Income from discontinued operations	—	—	.10	—

Net income	$.87	$.93	$1.19	$.66

Diluted:
Income from continuing operations	$.86	$.92	$1.08	$.65
Income from discontinued operations	—	—	.09	—

Net income	$.86	$.92	$1.17	$.65

Consolidating Financial Information	12 Months Ended
Dec. 31, 2009
Consolidating Financial Information [Abstract]
CONSOLIDATING FINANCIAL INFORMATION
NOTE 20: CONSOLIDATING FINANCIAL INFORMATION
     Cooper Industries plc, Cooper Industries, Ltd. and certain of Cooper’s principal operating subsidiaries (the “Guarantors”) fully and unconditionally guarantee, on a joint and several basis, the registered debt securities of Cooper Industries, LLC and Cooper US, Inc. Cooper Industries plc was incorporated on June 4, 2009 and as discussed in Note 1 replaced Cooper Industries, Ltd. as the ultimate parent company on September 8, 2009. The following condensed consolidating financial information is included so that separate financial statements of Cooper Industries, LLC, Cooper US, Inc. or the Guarantors are not required to be filed with the Securities and Exchange Commission. The consolidating financial statements present investments in subsidiaries using the equity method of accounting. Intercompany investments in the Class A and Class B common shares of Cooper Industries, Ltd. that are held by wholly-owned subsidiaries are accounted for using the cost method.
Consolidating Income Statements
Year Ended December 31, 2009
(in millions)

	Cooper	Cooper	Cooper	Cooper
	Industries	Industries,	Industries,	US,		Other	Consolidating
	plc	Ltd.	LLC	Inc.	Guarantors	Subsidiaries	Adjustments	Total

Revenues	$—	$—	$—	$—	$2,971.3	$2,537.4	$(439.1)	$5,069.6
Cost of sales	—	—	(2.3)	(2.2)	2,140.6	1,786.8	(439.1)	3,483.8
Selling and administrative expenses	—	—	12.9	71.4	474.8	467.8	(15.1)	1,011.8
Restructuring and asset impairment charges	—	—	—	1.5	8.6	19.8	—	29.9
Interest expense, net	—	—	13.3	47.3	0.3	0.5	—	61.4
Equity in earnings of subsidiaries, net of tax	83.5	555.4	(3.3)	216.8	49.9	200.7	(1,103.0)	—
Intercompany income (expense)	(0.1)	(27.6)	6.2	7.2	(134.4)	252.4	(103.7)	—

Income (loss) from continuing operations before income taxes	83.4	527.8	(21.0)	106.0	262.5	715.6	(1,191.6)	482.7
Income tax expense (benefit)	—	—	(7.0)	(94.7)	85.8	85.0	—	69.1

Income (loss) from continuing operations	83.4	527.8	(14.0)	200.7	176.7	630.6	(1,191.6)	413.6
Income from discontinued operations, net of tax	—	—	25.5	—	—	—	—	25.5

Net income	$83.4	$527.8	$11.5	$200.7	$176.7	$630.6	$(1,191.6)	$439.1

Consolidating Income Statements
Year Ended December 31, 2008
(in millions)

	Cooper	Cooper	Cooper
	Industries,	Industries,	US,		Other	Consolidating
	Ltd.	LLC	Inc.	Guarantors	Subsidiaries	Adjustments	Total

Revenues	$—	$—	$—	$3,884.0	$3,017.5	$(380.2)	$6,521.3
Cost of sales	(0.1)	(0.3)	5.5	2,735.8	2,036.0	(380.2)	4,396.7
Selling and administrative expenses	11.6	13.2	69.5	571.2	542.4	(13.3)	1,194.6
Restructuring and asset impairment charges	—	—	—	9.3	43.1	—	52.4
Interest expense, net	(0.1)	18.2	54.4	—	(2.1)	—	70.4
Equity in earnings of subsidiaries, net of tax	809.5	28.6	410.7	92.6	458.7	(1,800.1)	—
Intercompany income (expense)	(40.0)	(42.5)	126.3	(171.7)	267.1	(139.2)	—

Income (loss) from continuing operations before income taxes	758.1	(45.0)	407.6	488.6	1,123.9	(1,926.0)	807.2
Income tax expense (benefit)	—	(27.9)	(51.2)	158.1	112.6	—	191.6

Income (loss) from continuing operations	758.1	(17.1)	458.8	330.5	1,011.3	(1,926.0)	615.6
Income from discontinued operations, net of tax	—	16.6	—	—	—	—	16.6

Net income (loss)	$758.1	$(0.5)	$458.8	$330.5	$1,011.3	$(1,926.0)	$632.2

Consolidating Income Statements
Year Ended December 31, 2007
(in millions)

	Cooper	Cooper	Cooper
	Industries,	Industries,	US,		Other	Consolidating
	Ltd.	LLC	Inc.	Guarantors	Subsidiaries	Adjustments	Total

Revenues	$—	$—	$—	$3,758.4	$2,417.9	$(273.2)	$5,903.1
Cost of sales	—	0.2	(0.4)	2,607.0	1,636.4	(273.2)	3,970.0
Selling and administrative expenses	9.2	18.0	270.2	556.2	434.4	(199.0)	1,089.0
Income from Belden agreement	—	—	—	—	33.1	—	33.1
Interest expense, net	(1.3)	33.6	25.2	—	(6.5)	—	51.0
Equity in earnings of subsidiaries, net of tax	649.3	40.4	486.3	76.9	330.0	(1,582.9)	—
Intercompany income (expense)	(33.3)	(27.3)	—	(168.8)	344.1	(114.7)	—

Income (loss) from continuing operations before income taxes	608.0	(38.7)	191.4	503.3	1,060.8	(1,498.6)	826.2
Income tax expense (benefit)	—	(30.2)	(138.6)	147.9	154.8	—	133.9

Net income (loss)	$608.0	$(8.5)	$330.0	$355.4	$906.0	$(1,498.6)	$692.3

Consolidating Balance Sheets
December 31, 2009
(in millions)

	Cooper	Cooper	Cooper	Cooper
	Industries	Industries,	Industries,	US,		Other	Consolidating
	plc	Ltd.	LLC	Inc.	Guarantors	Subsidiaries	Adjustments	Total

Cash and cash equivalents	$146.0	$—	$—	$27.9	$0.3	$207.4	$—	$381.6
Receivables, less allowances	—	—	0.1	0.1	370.6	426.9	—	797.7
Inventories	—	—	—	—	236.2	247.7	—	483.9
Current discontinued operations receivable	—	—	12.7	—	—	—	—	12.7
Deferred income taxes and other current assets	0.6	—	22.1	70.0	38.2	94.8	—	225.7

Total current assets	146.6	—	34.9	98.0	645.3	976.8	—	1,901.6

Property, plant and equipment, less accumulated depreciation	—	—	—	57.4	334.2	340.1	—	731.7
Goodwill	—	—	—	—	1,288.7	1,354.5	—	2,643.2
Investment in subsidiaries	2,663.2	3,092.0	569.5	4,789.6	991.4	2,589.9	(14,695.6)	—
Investment in parent	—	—	—	3,418.5	—	312.7	(3,731.2)	—
Intercompany accounts receivable	37.1	—	—	—	1,883.3	1,487.4	(3,407.8)	—
Intercompany notes receivable	—	3,340.0	29.6	754.9	8.9	4,364.0	(8,497.4)	—
Long-term discontinued operations receivable	—	—	166.6	—	—	—	—	166.6
Deferred income taxes and other noncurrent assets	—	—	238.6	(18.3)	(76.8)	397.8	—	541.3

Total assets	$2,846.9	$6,432.0	$1,039.2	$9,100.1	$5,075.0	$11,823.2	$(30,332.0)	$5,984.4

Short-term debt	$—	$—	$—	$—	$—	$9.4	$—	$9.4
Accounts payable	41.9	2.3	0.1	16.8	131.2	192.1	—	384.4
Accrued liabilities	0.9	1.0	36.1	65.7	208.3	203.2	—	515.2
Current discontinued operations liability	—	—	43.4	—	—	—	—	43.4
Current maturities of long-term debt	—	—	2.3	—	—	—	—	2.3

Total current liabilities	42.8	3.3	81.9	82.5	339.5	404.7	—	954.7

Long-term debt	—	—	—	922.7	—	—	—	922.7
Intercompany accounts payable	—	26.9	214.2	3,166.7	—	—	(3,407.8)	—
Intercompany notes payable	154.7	1,520.9	—	1,274.7	1,773.7	3,773.4	(8,497.4)	—
Long-term discontinued operations liability	—	—	741.1	—	—	—	—	741.1
Other long-term liabilities	—	—	43.4	122.1	69.7	167.4	—	402.6

Total liabilities	197.5	1,551.1	1,080.6	5,568.7	2,182.9	4,345.5	(11,905.2)	3,021.1

Common stock	1.7	—	—	—	—	—	—	1.7
Subsidiary preferred stock	—	—	—	—	—	325.5	(325.5)	—
Subsidiary common stock	—	3.1	—	—	7.6	301.4	(312.1)	—
Capital in excess of par value	2,626.2	3,276.1	—	756.6	1,559.2	2,215.0	(10,433.1)	—
Retained earnings	41.5	1,751.0	88.5	3,040.6	1,380.5	4,926.4	(7,974.4)	3,254.1
Treasury stock	(12.5)	—	—	—	—	—	—	(12.5)
Accumulated other non- owner changes in equity	(7.5)	(149.3)	(129.9)	(265.8)	(55.2)	(290.6)	618.3	(280.0)

Total shareholders’ equity	2,649.4	4,880.9	(41.4)	3,531.4	2,892.1	7,477.7	(18,426.8)	2,963.3

Total liabilities and shareholders’ equity	$2,846.9	$6,432.0	$1,039.2	$9,100.1	$5,075.0	$11,823.2	$(30,332.0)	$5,984.4

Consolidating Balance Sheets
December 31, 2008
(in millions)

	Cooper	Cooper	Cooper
	Industries,	Industries,	US,		Other	Consolidating
	Ltd.	LLC	Inc.	Guarantors	Subsidiaries	Adjustments	Total

Cash and cash equivalents	$—	$—	$81.6	$1.3	$175.9	$—	$258.8
Investments	—	—	21.9	—	—	—	21.9
Receivables, less allowances	—	—	0.5	521.8	489.1	—	1,011.4
Inventories	—	—	—	336.2	305.6	—	641.8
Current discontinued operations receivable	—	17.5	—	—	—	—	17.5
Deferred income taxes and other current assets	10.8	24.8	79.6	33.1	98.2	—	246.5

Total current assets	10.8	42.3	183.6	892.4	1,068.8	—	2,197.9

Property, plant and equipment, less accumulated depreciation	—	—	61.2	324.3	342.7	—	728.2
Goodwill	—	—	—	1,266.4	1,300.9	—	2,567.3
Investment in subsidiaries	2,541.5	587.4	4,438.5	1,116.9	2,734.1	(11,418.4)	—
Investment in parent	—	—	3,532.7	—	312.7	(3,845.4)	—
Intercompany accounts receivable	—	903.8	—	1,546.2	1,564.2	(4,014.2)	—
Intercompany notes receivable	3,345.0	24.0	1,361.7	0.2	4,028.5	(8,759.4)	—
Long-term discontinued operations receivable	—	174.8	—	—	—	—	174.8
Deferred income taxes and other noncurrent assets	—	248.2	(9.0)	(116.5)	374.0	—	496.7

Total assets	$5,897.3	$1,980.5	$9,568.7	$5,029.9	$11,725.9	$(28,037.4)	$6,164.9

Short-term debt	$—	$—	$—	$—	$25.6	$—	$25.6
Accounts payable	42.5	3.1	18.9	207.8	220.2	—	492.5
Accrued liabilities	6.5	33.0	106.7	255.3	217.2	—	618.7
Current discontinued operations liability	—	50.4	—	—	—	—	50.4
Current maturities of long-term debt	—	275.0	—	—	—	—	275.0

Total current liabilities	49.0	361.5	125.6	463.1	463.0	—	1,462.2

Long-term debt	—	2.2	922.1	8.0	0.2	—	932.5
Intercompany accounts payable	10.6	—	4,003.6	—	—	(4,014.2)	—
Intercompany notes payable	1,155.7	851.6	1,217.1	1,742.0	3,793.0	(8,759.4)	—
Long-term discontinued operations liability	—	764.7	—	—	—	—	764.7
Other long-term liabilities	—	49.8	62.0	70.0	216.3	—	398.1

Total liabilities	1,215.3	2,029.8	6,330.4	2,283.1	4,472.5	(12,773.6)	3,557.5

Class A common stock	2.0	—	—	—	—	(0.3)	1.7
Class B common stock	1.1	—	—	—	—	(1.1)	—
Subsidiary preferred stock.	—	—	—	—	325.5	(325.5)	—
Subsidiary common stock	—	—	—	—	348.6	(348.6)	—
Capital in excess of par value	3,365.0	—	753.9	1,455.0	2,561.0	(8,134.9)	—
Retained earnings	1,511.3	94.4	2,778.8	1,342.3	4,381.8	(7,173.2)	2,935.4
Accumulated other non-owner changes in equity	(197.4)	(143.7)	(294.4)	(50.5)	(363.5)	719.8	(329.7)

Total shareholders’ equity	4,682.0	(49.3)	3,238.3	2,746.8	7,253.4	(15,263.8)	2,607.4

Total liabilities and shareholders’ equity	$5,897.3	$1,980.5	$9,568.7	$5,029.9	$11,725.9	$(28,037.4)	$6,164.9

Consolidating Statements of Cash Flows
Year Ended December 31, 2009
(in millions)

	Cooper	Cooper	Cooper	Cooper
	Industries	Industries,	Industries,	US,		Other	Consolidating
	plc	Ltd.	LLC	Inc.	Guarantors	Subsidiaries	Adjustments	Total

Net cash provided by (used in) operating activities	$0.4	$(19.6)	$3.0	$(11.3)	$405.9	$373.5	$—	$751.9

Cash flows from investing activities:
Proceeds from short-term investments	—	—	—	22.9	—	—	—	22.9
Capital expenditures	—	—	—	(18.4)	(62.0)	(46.3)	—	(126.7)
Cash paid for acquired businesses	—	—	—	(10.7)	(42.3)	(8.4)	—	(61.4)
Investments in affiliates	—	(0.1)	(0.2)	(46.8)	—	—	47.1	—
Loans to affiliates	—	—	(5.5)	(620.7)	(8.7)	(2,072.3)	2,707.2	—
Repayments of loans from affiliates	—	5.0	—	467.7	—	1,720.5	(2,193.2)	—
Dividends from affiliates	—	—	11.4	107.9	42.5	8.0	(169.8)	—
Proceeds from sales of property, plant and equipment	—	—	—	—	—	7.4	—	7.4

Net cash provided by (used in) investing activities	—	4.9	5.7	(98.1)	(70.5)	(391.1)	391.3	(157.8)

Cash flows from financing activities:
Debt issuance costs	—	—	—	(1.8)	—	—	—	(1.8)
Repayments of debt	—	—	(275.0)	—	(8.0)	(16.6)	—	(299.6)
Borrowings from affiliates	154.7	2,362.9	—	112.1	31.5	46.0	(2,707.2)	—
Repayments of loans to affiliates	—	(2,070.6)	—	(46.6)	—	(76.0)	2,193.2	—
Other intercompany financing activities	(12.5)	19.2	266.3	(10.7)	(359.9)	97.6	—	—
Dividends	—	(167.4)	—	—	—	—	—	(167.4)
Dividends paid to affiliates	—	(107.6)	—	—	—	(62.2)	169.8	—
Purchases of common shares	—	(26.0)	—	—	—	—	—	(26.0)
Purchases of treasury shares	(12.5)	—	—	—	—	—	—	(12.5)
Excess tax benefits from stock options and awards	—	—	—	2.7	—	—	—	2.7
Issuance of stock	—	—	—	—	—	47.1	(47.1)	—
Proceeds from exercise of stock options and other	15.9	4.2	—	—	—	—	—	20.1

Net cash provided by (used in) financing activities	145.6	14.7	(8.7)	55.7	(336.4)	35.9	(391.3)	(484.5)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	13.2	—	13.2

Increase (decrease) in cash and cash equivalents	146.0	—	—	(53.7)	(1.0)	31.5	—	122.8
Cash and cash equivalents, beginning of period	—	—	—	81.6	1.3	175.9	—	258.8

Cash and cash equivalents, end of period	$146.0	$—	$—	$27.9	$0.3	$207.4	$—	$381.6

Consolidating Statements of Cash Flows
Year Ended December 31, 2008
(in millions)

	Cooper	Cooper	Cooper
	Industries,	Industries,	US,		Other	Consolidating
	Ltd.	LLC	Inc	Guarantors	Subsidiaries	Adjustments	Total

Net cash provided by (used in) operating activities	$(58.3)	$53.0	$(78.2)	$307.3	$672.6	$—	$896.4

Cash flows from investing activities:
Short-term investments	—	—	65.7	—	—	—	65.7
Cash restricted for business acquisition	—	—	—	—	290.1	—	290.1
Capital expenditures	—	—	(18.1)	(52.4)	(66.5)	—	(137.0)
Cash paid for acquired businesses	—	—	—	(5.2)	(291.8)	—	(297.0)
Investments in affiliates	(0.1)	—	(23.1)	(7.5)	—	30.7	—
Loans to affiliates	(189.8)	—	(718.0)	—	(1,315.2)	2,223.0	—
Repayments of loans from affiliates	346.8	1.8	490.2	0.1	1,042.8	(1,881.7)	—
Dividends from affiliates	—	—	129.8	—	10.6	(140.4)	—
Proceeds from sales of property, plant and equipment and other	—	—	—	0.4	1.4	—	1.8

Net cash provided by (used in) investing activities	156.9	1.8	(73.5)	(64.6)	(328.6)	231.6	(76.4)

Cash flows from financing activities:
Proceeds from issuances of debt	—	—	297.6	—	—	—	297.6
Debt issuance costs	—	—	(0.6)	—	—	—	(0.6)
Proceeds from debt derivatives	—	—	0.5	—	—	—	0.5
Repayments of debt	—	(100.0)	(228.7)	—	(68.5)	—	(397.2)
Borrowings from affiliates	1,701.4	159.1	90.3	3.2	269.0	(2,223.0)	—
Repayments of loans to affiliates	(1,336.1)	—	(159.2)	(3.0)	(383.4)	1,881.7	—
Other intercompany financing activities	(26.2)	(113.9)	558.6	(240.5)	(191.3)	13.3	—
Dividends	(170.3)	—	—	—	—	—	(170.3)
Dividends paid to affiliates	(140.4)	—	—	—	—	140.4	—
Purchases of common shares	(141.6)	—	(375.6)	—	—	—	(517.2)
Issuance of stock	—	—	—	—	30.7	(30.7)	—
Excess tax benefits from stock options and awards	—	—	10.2	—	—	—	10.2
Proceeds from exercise of stock options and other	13.3	—	17.1	—	—	(13.3)	17.1

Net cash provided by (used in) financing activities	(99.9)	(54.8)	210.2	(240.3)	(343.5)	(231.6)	(759.9)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	(34.1)	—	(34.1)

Increase (decrease) in cash and cash equivalents	(1.3)	—	58.5	2.4	(33.6)	—	26.0
Cash and cash equivalents, beginning of period	1.3	—	23.1	(1.1)	209.5	—	232.8

Cash and cash equivalents, end of period	$—	$—	$81.6	$1.3	$175.9	$—	$258.8

Consolidating Statements of Cash Flows
Year Ended December 31, 2007
(in millions)

	Cooper	Cooper	Cooper
	Industries,	Industries,	US,		Other	Consolidating
	Ltd.	LLC	Inc	Guarantors	Subsidiaries	Adjustments	Total

Net cash provided by (used in) operating activities	$(33.5)	$(80.8)	$(192.8)	$329.1	$773.3	$—	$795.3

Cash flows from investing activities:
Short-term investments	—	—	(93.7)	—	—	—	(93.7)
Cash restricted for business acquisition	—	—	—	—	(290.1)	—	(290.1)
Capital expenditures	—	—	(27.1)	(52.5)	(35.9)	—	(115.5)
Cash paid for acquired businesses	—	—	—	(75.0)	(261.1)	—	(336.1)
Investments in affiliates	—	—	(356.0)	(16.1)	—	372.1	—
Loans to affiliates	(222.4)	—	(417.4)	—	(1,070.6)	1,710.4	—
Repayments of loans from affiliates	151.9	—	—	0.5	1,045.3	(1,197.7)	—
Dividends from affiliates	—	—	105.8	47.1	6.7	(159.6)	—
Proceeds from sales of property, plant and equipment and other	—	—	—	—	1.8	—	1.8

Net cash provided by (used in) investing activities	(70.5)	—	(788.4)	(96.0)	(603.9)	725.2	(833.6)

Cash flows from financing activities:
Proceeds from issuances of debt	—	—	528.7	—	18.6	—	547.3
Debt issuance costs	—	—	(2.7)	—	—	—	(2.7)
Proceeds from debt derivatives	—	—	10.0	—	—	—	10.0
Repayments of debt	—	(300.0)	—	—	(3.3)	—	(303.3)
Borrowings from affiliates	899.7	361.8	448.9	—	—	(1,710.4)	—
Repayments of loans to affiliates	(710.3)	—	(485.7)	—	(1.7)	1,197.7	—
Other intercompany financing activities	229.7	19.0	294.7	(231.4)	(201.8)	(110.2)	—
Dividends	(154.3)	—	—	—	—	—	(154.3)
Dividends paid to affiliates	(114.7)	—	—	—	(44.9)	159.6	—
Purchases of common shares	(255.3)	—	(88.6)	—	—	—	(343.9)
Issuance of stock	—	—	—	—	62.9	(62.9)	—
Excess tax benefits from stock options and awards	—	—	25.8	—	—	—	25.8
Proceeds from exercise of stock options and other	199.0	—	68.3	—	—	(199.0)	68.3

Net cash provided by (used in) financing activities	93.8	80.8	799.4	(231.4)	(170.2)	(725.2)	(152.8)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	0.4	—	0.4

Increase (decrease) in cash and cash equivalents	(10.2)	—	(181.8)	1.7	(0.4)	—	(190.7)
Cash and cash equivalents, beginning of period	11.5	—	204.9	(2.8)	209.9	—	423.5

Cash and cash equivalents, end of period	$1.3	$—	$23.1	$(1.1)	$209.5	$—	$232.8

Subsequent Events	12 Months Ended
Dec. 31, 2009
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 21: SUBSEQUENT EVENTS
     On March 26, 2010, Cooper announced that it entered into a Framework Agreement with Danaher Corporation to create a joint venture combining Cooper’s Tools business with certain Tools businesses from Danaher’s Tools and Components Segment (the “Joint Venture”). On July 6, 2010, Cooper announced the completion of the Joint Venture, named Apex Tool Group, LLC. Cooper and Danaher each own a 50% interest in the Joint Venture, have equal representation on its Board of Directors and have a 50% voting interest in the Joint Venture. At completion of the transaction in July 2010, Cooper deconsolidated the Tools business assets and liabilities contributed to the Joint Venture and recognized Cooper’s 50% ownership interest as an equity investment. Beginning in the third quarter of 2010, Cooper will recognize its proportionate share of the Joint Venture’s operating results using the equity method. Recording the joint venture investment in 2010 at its fair value of  $480 million resulted in a pretax loss of  $134.5 million related to the transaction that Cooper recognized in the second quarter of 2010.
     In conjunction with the announcement of the Tools joint venture and certain changes in Cooper’s management structure in the first quarter of 2010, Cooper modified its disclosures related to segment activities. See Note 15 of the Notes to Consolidated Financial Statements.